Exhibit 99.8

PARTICIPATION AGREEMENT

Among

VARIABLE INSURANCE PRODUCTS FUNDS,

FIDELITY DISTRIBUTORS CORPORATION

and

FIRST SYMETRA NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

THIS AGREEMENT, made and entered into as of the         day of April, 2007 by and among FIRST SYMETRA NATIONAL LIFE INSURANCE COMPANY OF NEW YORK, (hereinafter the “Company”), a New York corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the “Account”); and FIDELITY DISTRIBUTORS CORPORATION (hereinafter the “Underwriter”), a Massachusetts corporation; and each of VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VARIABLE INSURANCE PRODUCTS FUND III and VARIABLE INSURANCE PRODUCTS FUND IV, each an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (each referred to hereinafter as the “Fund”).

RECITALS

WHEREAS, each Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the “Variable Insurance Products”) and qualified pension and retirement plans within the meaning of Treasury Regulation section 1.817-5(f)(3)(iii) (“Qualified Plans”) to be offered by insurance companies which have entered into participation agreements with the Fund and the Underwriter (hereinafter “Participating Insurance Companies”); and

WHEREAS, the beneficial interest in each Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a “Portfolio”); and

WHEREAS, each Fund has obtained an order from the Securities and Exchange Commission, dated October 15, 1985 (File No. 812-6102) or September 17, 1986 (File No. 812-6422), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the “1940 Act”) and Rules 6e-2(b) (15) and 6e-3(T) (b) (15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the “Shared Funding Exemptive Order”); and

WHEREAS, each Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the “1933 Act”); and

WHEREAS, Fidelity Management & Research Company (the “Adviser”) is duly registered as an investment adviser under the federal Investment Advisers Act of 1940 and any applicable state securities law; and

WHEREAS, the variable life insurance and/or variable annuity products identified on Schedule A hereto (“Contracts”) have been or will be registered by the Company under the 1933 Act, unless such Contracts are exempt from registration thereunder; and

WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Contracts; and

WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act, unless such Account is exempt from registration thereunder; and

WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended, (hereinafter the “1934 Act”), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter “NASD”); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid Contracts and the Underwriter is authorized to sell such shares to each Account at net asset value;

AGREEMENT

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Underwriter and each Fund agree as follows:

ARTICLE A.  Form of Agreement

Although the parties have executed this Agreement in the form of a Master Participation Agreement for administrative convenience, this Agreement shall create a separate participation agreement for each Fund, as though the Company and the Underwriter had executed a separate, identical form of participation agreement with each Fund.  No rights, responsibilities or liabilities of any Fund shall be attributed to any other Fund.

ARTICLE I.  Sale of Fund Shares

1.1.  The Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund.  For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 9:00 a.m. Boston time on the next following Business Day. Beginning within three months of the effective date of this Agreement, the Company agrees that all order for the purchase and redemption of Fund shares on behalf of the Accounts will be placed by the Company with the Funds or their transfer agent by electronic transmission. “Business Day” shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.

1.2.  The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading.  Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the “Board”) may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

1.3.  The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts and Qualified Plans.  No shares of any Portfolio will be sold to the general public.

1.4.  The Fund and the Underwriter will not sell Fund shares to any insurance company, separate account or Qualified Plan unless an agreement containing provisions substantially the same as Articles I, III, V, VII and Section 2.5 of Article II of this Agreement is in effect to govern such sales.

1.5.  The Fund agrees to redeem for cash, on the Company’s request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption.  For purposes of this Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day.  This section shall not apply to VIP Fund shares or share classes that are subject to redemption fees.  The Company shall not purchase or redeem VIP Fund shares that are subject to redemption fees, including shares of Portfolios or share classes that later become subject to redemption fees, in the absence of an additional written agreement signed by all parties.

1.6.  The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Fund shall be made in accordance with the provisions of such prospectus.

1.7.  The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1 hereof.  Payment shall be in federal funds transmitted by wire.  For purpose of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

1.8.  Issuance and transfer of the Fund’s shares will be by book entry only.  Stock certificates will not be issued to the Company or any Account.  Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

1.9.  The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund’s shares.  The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio.  The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash.  The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

1.10.  The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Boston time) and shall use its best efforts to make such net asset value per share available by 7 p.m. Boston time.

1.11. The parties agree that the Contracts are not intended to serve as vehicles for frequent transfers among the Portfolios in response to short-term stock market fluctuations.

A.           Accordingly, the Company represents and warrants that:

(a) all purchase and redemption orders it provides under this Article I shall result solely from Contract Owner transactions fully received and recorded by the Company before the time as of which each applicable VIP Portfolio net asset value was calculated (currently 4:00 p.m. e.s.t);

(b) it will comply with its policies and procedures designed to prevent excessive trading as approved by the Fund, or will comply with the Fund’s policies and procedures regarding excessive trading as set forth in the Fund’s prospectus, but in no event shall this provision require the Company to breach any terms of its existing Contracts;

(c) any annuity contract forms or variable life insurance policy forms not in use at the time of execution of this Agreement, but added to in the future via amendment of Schedule A hereto, will contain language reserving to the Company the right to refuse to accept instructions from persons that engage in market timing or other excessive or disruptive trading activity.

B.            The Company agrees to provide the Fund, upon written request, the taxpayer identification number (“TIN”), if known, of any or all Contract Owner(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Contract Owner (s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Company during the period covered by the request.

(a) The Fund will request information pursuant to Section 1.11B. which sets forth a specific period for which transaction information is sought.. The Fund may request transaction information it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

[or if daily feeds of transaction information on an ongoing basis:

Unless otherwise directed by the Fund, the Company agrees to provide the information specified in Section 1.11B. for each trading day.]

(b) The Company agrees to transmit the requested information that is on its books and records to the Fund or its designee promptly, but in any event not later than five business days, after receipt of a request. If the requested information is not on the Company’s books and records, the Company agrees to: (i) provide or arrange to provide to the Fund the requested information from Contract Owners who hold an account with an indirect intermediary; or (ii) if directed by the Fund, block further purchases of Fund Shares from such indirect intermediary.  In such instance, the Company agrees to inform the Fund whether it plans to perform (i) or (ii). Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties. To the extent practicable, the format for any transaction information provided to the Fund should be consistent with the NSCC Standardized Data Reporting Format.  For purposes of this provision, an “indirect intermediary” has the same meaning as in SEC Rule 22c-2 under the 1940 Act.

(c) The Fund agrees not to use the information received for marketing or any other similar purpose without the prior written consent of the Company.

C.            The Company agrees to execute written instructions from the Fund to restrict or prohibit further purchases or exchanges of Shares by a Contract Owner that has been identified by the Fund as having engaged in transactions of the Fund’s Shares (directly or indirectly through the Company’s account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund, except that this provision shall not require the Company to breach any terms of its existing contracts with Contract owners.

(a)  Instructions from the Fund will include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions will include an equivalent identifying number of the Contract Owner(s) or account(s) or other agreed upon information to which the instruction relates.

(b) The Company agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Company.

(c) The Company must provide written confirmation to the Fund that instructions have been executed. The Company agrees to provide confirmation as soon as reasonably practicable, but not later than five business days after the instructions have been executed.

D.            For purposes of this paragraph:

(a) The term “Fund” includes the Fund’s principal underwriter and transfer agent. The term not does include any “excepted funds” as defined in SEC Rule 22c-2(b) under the 1940 Act.

(b) The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund under the 1940 Act that are held by the Company.

(c) The term “Contract Owner” means the holder of interests in a variable annuity or variable life insurance contract issued by the Company.

(d) The term “written” includes electronic writings and facsimile transmissions.

1.12

A.            Company agrees to comply with its obligations under applicable anti-money laundering (“AML”) laws, rules and regulations, including but not limited to its obligations under the United States Bank Secrecy Act of 1970, as amended (by the USA PATRIOT Act of 2001 and other laws), and the rules, regulations and official guidance issued thereunder (collectively, the “BSA”).

B.            The Company agrees to undertake inquiry and due diligence regarding the customers to whom the Company offers and/or sells Portfolio shares or on whose behalf the Company purchases Portfolio shares and that the inquiry and due diligence is reasonably designed to determine that the Company is not prohibited from dealing with any such customer by (i) any sanction administered by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury (collectively, the “Sanctions”); or (ii) any of the Special Measures.

C.            The Company hereby represents, covenants and warrants to the Fund and the Underwriter that:

(a)                                  None of the Company’s employees who are authorized in connection with their employment to transact business with the Fund or Underwriter in accounts in the Company’s name, in any nominee name maintained for the Company, or for which the Company serves as financial institution of record are designated or targeted under any of the Sanctions or Special Measures and that no transactions placed in any such accounts by any of the Company’s authorized employees will contravene any of the Sanctions or Special Measures;

(b)                                 As the Sanctions or Special Measures are updated, the Company shall periodically review them to confirm that none of the Company’s employees that are authorized to transact business with the Fund or Underwriter are designated or targeted under any of the Sanctions or Special Measures; and

(c)                                  The Company, including any of the Company’s affiliates, does not maintain offices in any country or territory to which any of the Sanctions or Special Measures prohibit the export of services or other dealings.

D.            The Company agrees to notify the Fund and the Underwriter or the Portfolios’ transfer agent promptly when and if it learns that the establishment or maintenance of any account holding, or transaction in or relationship with a holder of, Portfolio shares pursuant to this Agreement violates or appears to violate any of the Sanctions or Special Measures.

ARTICLE II.  Representations and Warranties

2.1.  The Company represents and warrants that the Contracts are or will be registered under the 1933 Act or are exempt from registration thereunder; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements.  The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under New York Law and that each Account is either registered or exempt from registration as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

2.2.  The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of                    and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act.  The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.  The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

2.3.  The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

2.4.  The Company represents that the Contracts are currently treated as endowment, life insurance or annuity insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2.5.  (a)  With respect to Initial Class shares, the Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future.  The Fund has adopted a “no fee” or “defensive” Rule 12b-1 Plan under which it makes no payments for distribution expenses.  To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(b)  With respect to Service Class shares and Service Class 2 shares, the Fund has adopted Rule 12b-1 Plans under which it makes payments to finance distribution expenses.  The Fund represents and warrants that it has a board of trustees, a majority of whom are not interested persons of the Fund, which has formulated and approved each of its Rule 12b-1 Plans to finance distribution expenses of the Fund and that any changes to the Fund’s Rule 12b-1 Plans will be approved by a similarly constituted board of trustees.

2.6.  The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund’s investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of                  and the Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of                        to the extent required to perform this Agreement.

2.7.  The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC.  The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the Commonwealth of Massachusetts and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.8.  The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

2.9.  The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the Commonwealth of Massachusetts and any applicable state and federal securities laws.

2.10.  The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time.  The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.11.  The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage for the benefit of the Fund, and that said bond is issued by a reputable bonding company, includes coverage for larceny and embezzlement, and is in an amount not less than $5 million.  The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

ARTICLE III.  Prospectuses and Proxy Statements; Voting

3.1.  The Underwriter shall provide the Company with as many printed copies of the Fund’s current prospectus and Statement of Additional Information as the Company may reasonably request.  If requested by the Company in lieu thereof, the Fund shall provide camera-ready film containing the Fund’s prospectus and Statement of Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or Statement of Additional Information for the Fund is amended during the year) to have the prospectus, private offering memorandum or other disclosure document (“Disclosure Document”) for the Contracts and the Fund’s prospectus printed together in one document, and to have the Statement of Additional Information for the Fund and the Statement of Additional Information for the Contracts printed together in one document.  Alternatively, the Company may print the Fund’s prospectus and/or its Statement of Additional Information in combination with other fund companies’ prospectuses and statements of additional information.  Except as provided in the following three sentences, all expenses of printing and distributing Fund prospectuses and Statements of Additional Information shall be the expense of the Company.  For prospectuses and Statements of Additional Information provided by the Company to its existing owners of Contracts in order to update disclosure annually as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Fund.  If the Company chooses to receive camera-ready film in lieu of receiving printed copies of the Fund’s prospectus, the Fund will reimburse the Company in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and B is the Fund’s per unit cost of typesetting and printing the Fund’s prospectus.  The same procedures shall be followed with respect to the Fund’s Statement of Additional Information.

The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund to assure that the Fund’s expenses do not include the cost of printing any prospectuses or Statements of Additional Information other than those actually distributed to existing owners of the Contracts.

3.2.  The Fund’s prospectus shall state that the Statement of Additional Information for the Fund is available from the Underwriter or the Company (or in the Fund’s discretion, the Prospectus shall state that such Statement is available from the Fund).

3.3.  The Fund, at its expense, shall provide the Company with copies of its proxy statements, reports to shareholders, and other communications (except for prospectuses and Statements of Additional Information, which are covered in Section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.4.  If and to the extent required by law the Company shall:

(i)             solicit voting instructions from Contract owners;

(ii)          vote the Fund shares in accordance with instructions received from Contract owners; and

(iii)                               vote Fund shares for which no instructions have been received in a particular separate account in the same proportion as Fund shares of such portfolio for which instructions have been received in that separate account, so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners.  The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law.  Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

3.5.  The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b).  Further, the Fund will act in accordance with the Securities and Exchange Commission’s interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV.  Sales Material and Information

4.1.  The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least fifteen Business Days prior to its use.  No such material shall be used if the Fund or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

4.2.  The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

4.3.  The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least fifteen

Business Days prior to its use.  No such material shall be used if the Company or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

4.4.  The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or Disclosure Document for the Contracts, as such registration statement or Disclosure Document may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

4.5.  The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

4.6.  The Company will provide to the Fund at least one complete copy of all registration statements, Disclosure Documents, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to or affect the Fund, the Contracts or each Account, contemporaneously with the filing of such document with the SEC or other regulatory authorities or, if a Contract and its associated Account are exempt from registration, at the time such documents are first published.

4.7.  For purposes of this Article IV, the phrase “sales literature or other promotional material” includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund:  advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, Disclosure Documents, Statements of Additional Information, shareholder reports, and proxy materials.

ARTICLE V.  Fees and Expenses

5.1.  The Fund and Underwriter shall pay no fee or other compensation to the Company under this agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter.  No such payments shall be made directly by the Fund.

5.2.  All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund.  The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale.  The Fund shall bear the expenses for the cost of registration and qualification of the Fund’s shares, preparation and filing of the Fund’s prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund’s shares.

5.3. The Company shall bear the expenses of distributing the Fund’s prospectus and reports to owners of Contracts issued by the Company.  The Fund shall bear the costs of soliciting Fund proxies from Contract owners, including the costs of mailing proxy materials and tabulating proxy voting instructions, not to exceed the costs charged by any service provider engaged by the Fund for this purpose.  The Fund and the Underwriter shall not be responsible for the costs of any proxy solicitations other than proxies sponsored by the Fund.

ARTICLE VI.  Diversification

6.1.  The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder.  Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations.  In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

ARTICLE VII.  Potential Conflicts

7.1.  The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund.  An irreconcilable material conflict may arise for a variety of reasons, including:  (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners.  The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2.  The Company will report any potential or existing conflicts of which it is aware to the Board.  The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised.  This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.

7.3.  If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including:  (1), withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account.

7.4.  If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund’s election, to withdraw the affected Account’s investment in the Fund and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.  Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

7.5.  If a material irreconcilable conflict arises because a particular state insurance regulator’s decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account’s investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.  Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

7.6.  For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts.  The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account’s investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

7.7.  If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.  Indemnification

8.1.  Indemnification By The Company

8.1(a).  The Company agrees to indemnify and hold harmless the Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of, or investment in,  the Fund’s shares or the Contracts and:

(i)  arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Disclosure Documents for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in any Disclosure Document relating to the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii)  arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

(iii)  arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company; or

(iv)  arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

(v)  arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

8.1(b).  The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

8.1(c).  The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.  In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action.  The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action.  After notice from the Company to such party of the Company’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.1(d).  The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.

8.2.  Indemnification by the Underwriter

8.2(a).  The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of, or investment in, the Fund’s shares or the Contracts and:

(i)                                     arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii)                                  arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

(iii)                               arise out of any untrue statement or alleged untrue statement of a material fact contained in a Disclosure Document or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund; or

(iv)                              arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

(v)                                 arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

8.2(b).  The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

8.2(c).  The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.  In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof.  The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action.  After notice from the Underwriter to such party of the Underwriter’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.2(d).  The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

8.3.  Indemnification By the Fund

8.3(a).  The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

(i)                                     arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement);or

(ii)                                  arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

8.3(b).  The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or each Account, whichever is applicable.

8.3(c).  The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.  In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof.  The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action.  After notice from the Fund to such party of the Fund’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d).  The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either the Account, or the sale or acquisition of shares of the Fund.

ARTICLE IX. Applicable Law

9.1.  This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

9.2.  This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X. Termination

10.1.        This Agreement shall continue in full force and effect until the first to occur of:

(a)             termination by any party for any reason by sixty (60) days advance written notice delivered to the other parties; or

(b)            termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio based upon the Company’s determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

(c)             termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event any of the Portfolio’s shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

(d)            termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

(e)             termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof; or

(f)               termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(g)            termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

10.2.  Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as “Existing Contracts”).  Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts.  The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

10.3.  The provisions of Articles II (Representations and Warranties), VIII (Indemnification), IX (Applicable Law) and XII (Miscellaneous) shall survive termination of this Agreement.  In addition, all other applicable provisions of this Agreement shall survive termination as long as shares of the Fund are held on behalf of Contract owners in accordance with section 10.2, except that the Fund and Underwriter shall have no further obligation to make Fund shares available in Contracts issued after termination.

10.4.  The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company’s assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a “Legally Required Redemption”) or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act.  Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption.  Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 90 days notice of its intention to do so.

ARTICLE XI.     Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

82 Devonshire Street

Boston, Massachusetts  02109

Attention:  Treasurer

If to the Company:

First Symetra National Life Insurance Company

Of New York

777 108th Avenue NE, Suite 1200

Attn:  Legal SC-11

Bellevue, WA 98004

With cc: to:

First Symetra National Life Insurance Company

Of New York

777 108th Avenue NE, Suite 1200

Attn:  Michelle Kemper, SC-11

Bellevue, WA 98004

If to the Underwriter:

82 Devonshire Street

Boston, Massachusetts  02109

Attention:  Treasurer

ARTICLE XII.  Miscellaneous

12.1  All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

12.2  Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

12.3  The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.4  This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.5  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.6  Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.  Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California Insurance Regulations and any other applicable law or regulations.

12.7  The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.8.  This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement.  The Company shall promptly notify the Fund and the Underwriter of any change in control of the Company.

12.9.  The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

(a)                                  the Company’s annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles (“GAAP”), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

(b)                                 the Company’s quarterly statements (statutory) (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period:

(c)                                  any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

(d)                                 any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

(e)                                  any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative.

FIRST SYMETRA NATIONAL LIFE INSURANCE COMPANY
OF NEW YORK

By:

Name:	Scott L. Bartholomaus

Its:	Vice President

VARIABLE INSURANCE PRODUCTS FUND,
VARIABLE INSURANCE PRODUCTS FUND II
VARIABLE INSURANCE PRODUCTS FUND III, and
VARIABLE INSURANCE PRODUCTS FUND IV

By:
Name:	Kimberly Monasterio
Their:	Senior Vice President

FIDELITY DISTRIBUTORS CORPORATION

By:
Name:	Bill Loehning
Title:	Executive Vice President
Date:

Schedule A

Separate Accounts and Associated Contracts

Name of Separate Account and	Policy Form Numbers of Contracts
Date Established by Board of Directors	Funded By Separate Account

First Symetra Separate Account S	First Symetra Focus Variable Annuity
NY Spinnaker Variable Annuity
NY Spinnaker Plus Variable Annuity

SCHEDULE B

PROXY VOTING PROCEDURE

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company.  The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term “Company” shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1.                                       The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting to facilitate the establishment of tabulation procedures.  At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates.  This will be done verbally approximately two months before meeting.

2.                                       Promptly after the Record Date, the Company will perform a “tape run”, or other activity, which will generate the names, addresses and number of units which are attributed to each contractowner/policyholder (the “Customer”) as of the Record Date.  Allowance should be made for account adjustments made after this date that could affect the status of the Customers’ accounts as of the Record Date.

Note:      The number of proxy statements is determined by the activities described in Step #2.  The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

3.                                       The Fund’s Annual Report no longer needs to be sent to each Customer by the Company either before or together with the Customers’ receipt of a proxy statement.  Underwriter will provide the last Annual Report to the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

4.                                       The text and format for the Voting Instruction Cards (“Cards” or “Card”) is provided to the Company by the Fund.  The Company, at its expense, shall produce and personalize the Voting Instruction Cards.  The Legal Department of the Underwriter or its affiliate (“Fidelity Legal”) must approve the Card before it is printed.  Allow approximately 2-4 business days for printing information on the Cards.  Information commonly found on the Cards includes:

a.                                       name (legal name as found on account registration)

b.                                      address

c.                                       Fund or account number

d.                                      coding to state number of units

e.                                       individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

5.                                       During this time, Fidelity Legal will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document).  Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company).  Contents of envelope sent to Customers by Company will include:

a.                                       Voting Instruction Card(s)

b.                                      One proxy notice and statement (one document)

c.                                       return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent

d.                                      “urge buckslip” - optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important.  One copy will be supplied by the Fund.)

e.                                       cover letter - optional, supplied by Company and reviewed and approved in advance by Fidelity Legal.

6.                                       The above contents should be received by the Company approximately 3-5 business days before mail date.  Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness.  Copy of this approval sent to Fidelity Legal.

7.                                       Package mailed by the Company.

*                                         The Fund must allow at least a 15-day solicitation time to the Company as the shareowner.  (A 5-week period is recommended.)  Solicitation time is calculated as calendar days from (but not including) the meeting, counting backwards.

8.                                       Collection and tabulation of Cards begins.  Tabulation usually takes place in another department or another vendor depending on process used.  An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

Note:  Postmarks are not generally needed.  A need for postmark information would be due to an insurance company’s internal procedure and has not been required by Fidelity in the past.

9.                                       Signatures on Card checked against legal name on account registration which was printed on the Card.

Note:  For Example, If the account registration is under “Bertram C. Jones, Trustee,” then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

10.                                 If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter, a new Card and return envelope.  The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote tabulation.  Any Cards that have “kicked out” (e.g. mutilated, illegible) of the procedure are “hand verified,” i.e., examined as to why they did not complete the system.  Any questions on those Cards are usually remedied individually.

11.                                 There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation.  The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated.  If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur.  This may entail a recount.

12.                                 The actual tabulation of votes is done in units which is then converted to shares.  (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of shares.)  Fidelity Legal must review and approve tabulation format.

13.                                 Final tabulation in shares is verbally given by the Company to Fidelity Legal on the morning of the meeting not later than 10:00 a.m. Boston time.  Fidelity Legal may request an earlier deadline if required to calculate the vote in time for the meeting.

14.                                 A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote.  Fidelity Legal will provide a standard form for each Certification.

15.                                 The Company will be required to box and archive the Cards received from the Customers.  In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Fidelity Legal will be permitted reasonable access to such Cards.

16.                                 All approvals and “signing-off” may be done orally, but must always be followed up in writing.

SUB-LICENSE AGREEMENT

Agreement effective as of this      of April, 2007, by and between Fidelity Distributors Corporation (hereinafter called “Fidelity”), a corporation organized and existing under the laws of the Commonwealth of Massachusetts, with a principal place of business at 82 Devonshire Street, Boston, Massachusetts, and First Symetra National Life Insurance Company  (hereinafter called “Company”), a company organized and existing under the laws of the State of New York, with a principal place of business at     .

WHEREAS, FMR Corp., a Massachusetts corporation, the parent company of Fidelity, is the owner of the trademark and the tradename “FIDELITY INVESTMENTS” and is the owner of a trademark in a pyramid design (hereinafter, collectively the “Fidelity Trademarks”), a copy of each of which is attached hereto as Exhibit “A”; and

WHEREAS, FMR Corp. has granted a license to Fidelity (the “Master License Agreement”) to sub-license the Fidelity Trademarks to third parties for their use in connection with Promotional Materials as hereinafter defined; and

WHEREAS, Company is desirous of using the Fidelity Trademarks in connection with distribution of “sales literature and other promotional material” with information, including the Fidelity Trademarks, printed in said material (such material hereinafter called the Promotional Material).  For the purpose of this Agreement, “sales literature and other promotional material” shall have the same meaning as in the certain Participation Agreement dated as of the             day of April, 2007, among Fidelity, Company and the Variable Insurance Products Funds (hereinafter “Participation Agreement”); and

WHEREAS, Fidelity is desirous of having the Fidelity Trademarks used in connection with the Promotional Material.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy whereof is hereby acknowledged, and of the mutual promises hereinafter set forth, the parties hereby agree as follows:

1.  Fidelity hereby grants to Company a non-exclusive, non-transferable license to use the Fidelity Trademarks in connection with the promotional distribution of the Promotional Material and Company accepts said license, subject to the terms and conditions set forth herein.

2.  Company acknowledges that FMR Corp. is the owner of all right, title and interest in the Fidelity Trademarks and agrees that it will do nothing inconsistent with the ownership of the Fidelity Trademarks by FMR Corp., and that it will not, now or hereinafter, contest any registration or application for registration of the Fidelity Trademarks by FMR Corp., nor will it, now or hereafter, aid anyone in contesting any registration or application for registration of the Fidelity Trademarks by FMR Corp.

3.  Company agrees to use the Fidelity Trademarks only in the form and manner approved by Fidelity and not to use any other trademark, service mark or registered trademark in combination with any of the Fidelity Trademarks without approval by Fidelity.

4.  Company agrees that it will place all necessary and proper notices and legends in order to protect the interests of FMR Corp. and Fidelity therein pertaining to the Fidelity Trademarks on the Promotional Material including, but not limited to, symbols indicating trademarks, service marks and registered trademarks.  Company will place such symbols and legends on the Promotional Material as requested by Fidelity or FMR Corp. upon receipt of notice of same from Fidelity or FMR Corp.

5.  Company agrees that the nature and quality of all of the Promotional Material distributed by Company bearing the Fidelity Trademarks shall conform to standards set by, and be under the control of, Fidelity.

6.  Company agrees to cooperate with Fidelity in facilitating Fidelity’s control of the use of the Fidelity Trademarks and of the quality of the Promotional Material to permit reasonable inspection of samples of same by Fidelity and to supply Fidelity with reasonable quantities of samples of the Promotional Material upon request.

7.  Company shall comply with all applicable laws and regulations and obtain any and all licenses or other necessary permits pertaining to the distribution of said Promotional Material.

8.  Company agrees to notify Fidelity of any unauthorized use of the Fidelity Trademarks by others promptly as it comes to the attention of Company.  Fidelity or FMR Corp. shall have the sole right and discretion to commence actions or other proceedings for infringement, unfair competition or the like involving the Fidelity Trademarks and Company shall cooperate in any such proceedings if so requested by Fidelity or FMR Corp.

9.  This agreement shall continue in force until terminated by Fidelity.  This agreement shall automatically terminate upon termination of the Master License Agreement.  In addition, Fidelity shall have the right to terminate this agreement at any time upon notice to Company, with or without cause.  Upon any such termination, Company agrees to cease immediately all use of the Fidelity Trademarks and shall destroy, at Company’s expense, any and all materials in its possession bearing the Fidelity Trademarks, and agrees that all rights in the Fidelity Trademarks and in the goodwill connected therewith shall remain the property of FMR Corp.  Unless so terminated by Fidelity, or extended by written agreement of the parties, this agreement shall expire on the termination of that certain Participation Agreement.

10.  Company shall indemnify Fidelity and FMR Corp. and hold each of them harmless from and against any loss, damage, liability, cost or expense of any nature whatsoever, including without limitation, reasonable attorneys’ fees and all court costs, arising out of use of the Fidelity Trademarks by Company.

11.  In consideration for the promotion and advertising of Fidelity as a result of the distribution by Company of the Promotional Material, Company shall not pay any monies as a royalty to Fidelity for this license.

12.  This agreement is not intended in any manner to modify the terms and conditions of the Participation Agreement.  In the event of any conflict between the terms and conditions herein and thereof, the terms and conditions of the Participation Agreement shall control.

13.  This agreement shall be interpreted according to the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties hereunto set their hands and seals, and hereby execute this agreement, as of the date first above written.

FIDELITY DISTRIBUTORS CORPORATION

By:

Name:	Bill Loehning
Title:	Executive Vice President
Date:

FIRST SYMETRA NATIONAL LIFE INSURANCE
COMPANY OF NEW YORK

By:

Name:	Scott L. Bartholomaus

Title:	Vice President

EXHIBIT A

Int. Cl.: 36

Prior U.S. Cls.: 101 and 102
Reg. No. 1,481,040
United States Patent and Trademark Office	Registered Mar. 15, 1988

SERVICE MARK

PRINCIPAL REGISTER

Fidelity Investments

FMR CORP. (MASSACHUSETTS CORPORATION)

82 DEVONSHIRE STREET

BOSTON, MA  02109, ASSIGNEE OF FIDELITY DISTRIBUTORS CORPORATION (MASSACHUSETTS CORPORATION) BOSTON, MA  02109

FOR: MUTUAL FUND AND STOCK BROKERAGE SERVICES, IN CLASS 36 (U.S. CLS. 101 AND 102)

FIRST USE 2-22-1984; IN COMMERCE 2-22-1984.

NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE “INVESTMENTS”, APART FROM THE MARK AS SHOWN.

SER. NO. 641,707, FILED 1-28-1987

RUSS HERMAN, EXAMINING ATTORNEY

SUB-LICENSE AGREEMENT

Agreement effective as of this      of April, 2007, by and between Fidelity Distributors Corporation (hereinafter called “Fidelity”), a corporation organized and existing under the laws of the Commonwealth of Massachusetts, with a principal place of business at 82 Devonshire Street, Boston, Massachusetts, and First Symetra National Life Insurance Company  (hereinafter called “Company”), a company organized and existing under the laws of the State of New York, with a principal place of business at     .

WHEREAS, FMR Corp., a Massachusetts corporation, the parent company of Fidelity, is the owner of the trademark and the tradename “FIDELITY INVESTMENTS” and is the owner of a trademark in a pyramid design (hereinafter, collectively the “Fidelity Trademarks”), a copy of each of which is attached hereto as Exhibit “A”; and

WHEREAS, FMR Corp. has granted a license to Fidelity (the “Master License Agreement”) to sub-license the Fidelity Trademarks to third parties for their use in connection with Promotional Materials as hereinafter defined; and

WHEREAS, Company is desirous of using the Fidelity Trademarks in connection with distribution of “sales literature and other promotional material” with information, including the Fidelity Trademarks, printed in said material (such material hereinafter called the Promotional Material).  For the purpose of this Agreement, “sales literature and other promotional material” shall have the same meaning as in the certain Participation Agreement dated as of the             day of April, 2007, among Fidelity, Company and the Variable Insurance Products Funds (hereinafter “Participation Agreement”); and

WHEREAS, Fidelity is desirous of having the Fidelity Trademarks used in connection with the Promotional Material.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy whereof is hereby acknowledged, and of the mutual promises hereinafter set forth, the parties hereby agree as follows:

1.  Fidelity hereby grants to Company a non-exclusive, non-transferable license to use the Fidelity Trademarks in connection with the promotional distribution of the Promotional Material and Company accepts said license, subject to the terms and conditions set forth herein.

2.  Company acknowledges that FMR Corp. is the owner of all right, title and interest in the Fidelity Trademarks and agrees that it will do nothing inconsistent with the ownership of the Fidelity Trademarks by FMR Corp., and that it will not, now or hereinafter, contest any registration or application for registration of the Fidelity Trademarks by FMR Corp., nor will it, now or hereafter, aid anyone in contesting any registration or application for registration of the Fidelity Trademarks by FMR Corp.

3.  Company agrees to use the Fidelity Trademarks only in the form and manner approved by Fidelity and not to use any other trademark, service mark or registered trademark in combination with any of the Fidelity Trademarks without approval by Fidelity.

4.  Company agrees that it will place all necessary and proper notices and legends in order to protect the interests of FMR Corp. and Fidelity therein pertaining to the Fidelity Trademarks on the Promotional Material including, but not limited to, symbols indicating trademarks, service marks and registered trademarks.  Company will place such symbols and legends on the Promotional Material as requested by Fidelity or FMR Corp. upon receipt of notice of same from Fidelity or FMR Corp.

5.  Company agrees that the nature and quality of all of the Promotional Material distributed by Company bearing the Fidelity Trademarks shall conform to standards set by, and be under the control of, Fidelity.

6.  Company agrees to cooperate with Fidelity in facilitating Fidelity’s control of the use of the Fidelity Trademarks and of the quality of the Promotional Material to permit reasonable inspection of samples of same by Fidelity and to supply Fidelity with reasonable quantities of samples of the Promotional Material upon request.

7.  Company shall comply with all applicable laws and regulations and obtain any and all licenses or other necessary permits pertaining to the distribution of said Promotional Material.

8.  Company agrees to notify Fidelity of any unauthorized use of the Fidelity Trademarks by others promptly as it comes to the attention of Company.  Fidelity or FMR Corp. shall have the sole right and discretion to commence actions or other proceedings for infringement, unfair competition or the like involving the Fidelity Trademarks and Company shall cooperate in any such proceedings if so requested by Fidelity or FMR Corp.

9.  This agreement shall continue in force until terminated by Fidelity.  This agreement shall automatically terminate upon termination of the Master License Agreement.  In addition, Fidelity shall have the right to terminate this agreement at any time upon notice to Company, with or without cause.  Upon any such termination, Company agrees to cease immediately all use of the Fidelity Trademarks and shall destroy, at Company’s expense, any and all materials in its possession bearing the Fidelity Trademarks, and agrees that all rights in the Fidelity Trademarks and in the goodwill connected therewith shall remain the property of FMR Corp.  Unless so terminated by Fidelity, or extended by written agreement of the parties, this agreement shall expire on the termination of that certain Participation Agreement.

10.  Company shall indemnify Fidelity and FMR Corp. and hold each of them harmless from and against any loss, damage, liability, cost or expense of any nature whatsoever, including without limitation, reasonable attorneys’ fees and all court costs, arising out of use of the Fidelity Trademarks by Company.

11.  In consideration for the promotion and advertising of Fidelity as a result of the distribution by Company of the Promotional Material, Company shall not pay any monies as a royalty to Fidelity for this license.

12.  This agreement is not intended in any manner to modify the terms and conditions of the Participation Agreement.  In the event of any conflict between the terms and conditions herein and thereof, the terms and conditions of the Participation Agreement shall control.

13.  This agreement shall be interpreted according to the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties hereunto set their hands and seals, and hereby execute this agreement, as of the date first above written.

FIDELITY DISTRIBUTORS CORPORATION

By:

Name:	Bill Loehning

Title:	Executive Vice President

Date:

FIRST SYMETRA NATIONAL LIFE INSURANCE
COMPANY OF NEW YORK

By:

Name:	Scott L. Bartholomaus

Title:	Vice President

EXHIBIT A

Int. Cl.: 36

Prior U.S. Cls.: 101 and 102
Reg. No. 1,481,040
United States Patent and Trademark Office	Registered Mar. 15, 1988

SERVICE MARK

PRINCIPAL REGISTER

Fidelity Investments

FMR CORP. (MASSACHUSETTS CORPORATION)

82 DEVONSHIRE STREET

BOSTON, MA  02109, ASSIGNEE OF FIDELITY DISTRIBUTORS CORPORATION (MASSACHUSETTS CORPORATION) BOSTON, MA  02109

FOR: MUTUAL FUND AND STOCK BROKERAGE SERVICES, IN CLASS 36
(U.S. CLS. 101 AND 102)

FIRST USE 2-22-1984; IN COMMERCE 2-22-1984.

NO CLAIM IS MADE TO THE EXCLUSIVE RIGHT TO USE “INVESTMENTS”, APART FROM THE MARK AS SHOWN.

SER. NO. 641,707, FILED 1-28-1987

RUSS HERMAN, EXAMINING ATTORNEY

PARTICIPATION AGREEMENT

Among

VANGUARD VARIABLE INSURANCE FUND

and

THE VANGUARD GROUP, INC.

and

VANGUARD MARKETING CORPORATION

and

FIRST SYMETRA NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

THIS AGREEMENT, made and entered into as of the 14th day of March, 2007, by and among VANGUARD VARIABLE INSURANCE FUND (hereinafter the “Fund”), a Delaware business trust, THE VANGUARD GROUP, INC. (hereinafter the “Sponsor”), a Pennsylvania corporation, VANGUARD MARKETING CORPORATION (hereinafter the “Distributor”), a Pennsylvania corporation, and FIRST SYMETRA NATIONAL LIFE INSURANCE COMPANY OF NEW YORK (hereinafter the “Company”), a New York corporation, on its own behalf and on behalf of each segregated asset account of the Company named in Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the “Account”).

WHEREAS, the Fund was organized to act as the investment vehicle for variable life insurance policies and variable annuity contracts to be offered by separate accounts of insurance companies which have entered into participation agreements with the Fund and the Sponsor (hereinafter “Participating Insurance Companies”); and

WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each designated a “Portfolio,” and representing the interest in a particular managed portfolio of securities and other assets; and

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and its shares are registered under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the assets of each Portfolio of the Fund are managed by several entities (the “Advisers”), each of which is duly registered as an investment adviser under the federal Investment Advisers Act of 1940 and any applicable state securities laws; and

WHEREAS, the Company has established or will establish one or more Accounts to fund certain variable annuity contracts (the “Variable Insurance Products”), which Accounts and Variable Insurance Products are registered under the 1940 Act and the 1933 Act, respectively; and

1

WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for each Account on Schedule A hereto, to set aside and invest assets attributable to the Variable Insurance Products; and

WHEREAS, the Distributor is a wholly-owned subsidiary of the Sponsor, is registered as a broker dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member in good standing of the National Association of Securities Dealers, Inc. (the “NASD”); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares of the Portfolios on behalf of each Account to fund the Variable Insurance Products and the Sponsor is authorized to sell such shares to the Accounts at net asset value;

WHEREAS, the Sponsor and State Street Bank and Trust Company (“State Street”) have entered into a Defined Contribution Clearance & Settlement Agreement dated as of January 22, 2007 (the “State Street DCC&S Agreement”), which sets forth, among other things, certain operational provisions governing the purchase and redemption of shares of the Fund by State Street on behalf of the Accounts and related matters;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, the Sponsor and the Distributor agree as follows:

ARTICLE I.  Sale of Fund Shares

1.1           The Sponsor and the Distributor agree to sell to the Company those shares of the Portfolios of the Fund listed on Schedule B which each Account orders, in accordance with the terms of this Agreement and the relevant provisions of the State Street DCC&S Agreement.

1.2           The Fund, subject to the provisions of Article IX of this Agreement, agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to the rules of the SEC and the Fund shall use its best efforts to calculate such net asset value on each day which the NYSE is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the “Board”) may refuse to sell shares of any Portfolio to any person including, but not limited to, the Company, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board, acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.  Further, it is acknowledged and agreed that the availability of shares of the Fund shall be subject to the Fund’s then current prospectus and statement of additional information, federal and state securities laws and applicable rules and regulations of the SEC and the NASD.

1.3           The Fund and the Sponsor agree that shares of the Fund will be sold only to  Participating Insurance Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

1.4           The Fund and the Sponsor will not sell Fund shares to any Participating Insurance Company or its separate account unless an agreement containing a provision substantially the same as Section 2.6 of Article II of this Agreement is in effect to govern such sales.

2

1.5           The Fund agrees to redeem for cash, on the Company’s request, any full or fractional shares of the Fund held by an Account, in accordance with the relevant provisions of the State Street DCC&S Agreement.  The Fund reserves the right to suspend redemption privileges or pay redemptions in kind, as disclosed in the Fund’s prospectus or statement of additional information. The Fund agrees to treat the Company like any other shareholder in similar circumstances in making these determinations.

1.6           The Company agrees to purchase and redeem the shares of each Portfolio offered by the then current prospectus of the Fund and in accordance with the provisions of such prospectus and the accompanying statement of additional information.

1.7           Issuance and transfer of a Fund’s shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.  The Fund shall furnish to the Company the CUSIP number assigned to each Portfolio of the Fund identified in Schedule B hereto.

1.8           The Company hereby elects to receive all income, dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of dividends and distributions.

1.9           EXTRAORDINARY EVENTS.  The Company is not authorized to accept as the Fund’s designee any individual purchase or redemption of shares in an amount which equals or exceeds the “Large Transaction Amount” for a Portfolio (as specified in Schedule C) where such order is the result of an “Extraordinary Event” of which the Company is aware, unless the Company has notified the Sponsor of such order as soon as practicable following the Company becoming aware of the Extraordinary Event and, with respect to purchases or redemptions of which the Company is aware as of 3:00 p.m. Eastern time on the trade date, in no event later than 3:00 p.m. Eastern time on the trade date.  For these purposes, an “Extraordinary Event” shall mean an event outside normal operations such as an entire Account moving into or out of a Portfolio or an asset transfer arising from a merger, acquisition or divestiture.  The Sponsor reserves the right to refuse any purchase order, or to delay settlement of any redemption order, which equals or exceeds the applicable Large Transaction Amount and results from an Extraordinary Event, which the Sponsor, in its sole discretion, deems disruptive or detrimental to the applicable Portfolio.  The Sponsor reserves the right to amend or revise Schedule C at any time and will provide at least 24 hours’ advance notice of such revision to the Company.

ARTICLE II.  Representations and Warranties

2.1           The Company represents and warrants that it is an insurance company duly organized and in good standing under applicable law; that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section 4240(a)(ii) of the New York Insurance Code; that it has and will maintain the capacity to issue all Variable Insurance Products that may be sold; and that it is properly licensed, qualified and in good standing to sell the Variable Insurance Products in all fifty states and the District of Columbia.

2.2           The Company represents and warrants that the Variable Insurance Products are registered under the 1933 Act.

3

2.3           The Company represents and warrants it has registered each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as segregated investment accounts for the Variable Insurance Products.

2.4           The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of New York and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund, the Distributor, or the Sponsor.

2.5           The Fund represents that it is qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), that it will make every effort to maintain qualification (under Subchapter M or any successor or similar provision), and that it will notify the Company immediately upon having a reasonable basis for believing that it ceased to so qualify or that it might not so qualify in the future. The Fund acknowledges that any failure to qualify as a Regulated Investment Company will eliminate the ability of the subaccounts to avail themselves of the “look through” provisions of Section 817(h) of the Code, and that as a result the Variable Insurance Products will almost certainly fail to qualify as endowment or life insurance contracts under Section 817(h) of the Code.

2.6           The Company represents that the Variable Insurance Products will be treated as endowment or life insurance contracts under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Sponsor immediately upon having a reasonable basis for believing that the Variable Insurance Products have ceased to be so treated or that they might not be so treated in the future.

2.7           The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise.

2.8           The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund’s investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of New York and the Fund and the Sponsor represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of New York to the extent required to perform this Agreement.

2.9           The Distributor represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Distributor further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of New York and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.10         The Fund represents that it is lawfully organized and validly existing under the laws of the State of Delaware and that it does and will comply in all material respects with the 1940 Act and any applicable regulations thereunder.

4

2.11         The Sponsor represents and warrants that the Advisers to the Fund are, and the Sponsor shall use its best effort to cause the Advisers to remain, duly registered in all material respects under all applicable federal and state securities laws and to perform their obligations for the Fund in compliance in all material respects with the laws of the State of New York and any applicable state and federal securities laws.

2.12         The Fund and the Sponsor represent and warrant that all of their trustees, directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage required currently by Rule 17g-1 under the 1940 Act or other applicable laws or regulations as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.13         With respect to the Variable Insurance Products, which are registered under the 1933 Act, the Company represents and warrants that:

(a)           Symetra Securities, Inc. is the principal underwriter for each such Account and any subaccounts thereof and is a registered broker-dealer with the SEC under the 1934 Act;

(b)           the shares of the Portfolios of the Fund are and will continue to be the only investment securities held by the corresponding subaccounts;

(c)           the number of Portfolios of the Fund available for investment by the Accounts will not constitute a majority of the total number of mutual funds or portfolio selections available for investment by the Accounts in any Variable Insurance Product; and

(d)           with regard to each Portfolio, the Company, if permitted by law, on behalf of the corresponding subaccount, will:

(i)            vote such shares held by it in the same proportion as the vote of all other holders of such shares; and

(ii)           refrain from substituting shares of another security for such shares unless the SEC has approved such substitution in the manner provided in Section 26 of the 1940 Act.

2.14         The Fund represents that it will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the SEC’s interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the SEC may promulgate with respect thereto.

ARTICLE III.  Offering Documents and Reports

3.1           The Fund, the Sponsor or their designee shall provide the Company (at the Sponsor’s expense) with as many copies of the Fund’s current prospectus as the Company may reasonably request. The Company shall provide a copy of the Fund’s prospectus to each Variable Insurance Product owner. If requested by the Company in lieu thereof, the Fund or the Sponsor shall provide such documentation (including a final copy of the new prospectus as set in type at the Fund’s or

5

the Sponsor’s expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is amended) to have the prospectus for the Variable Insurance Products and the Fund’s prospectus printed together in one document (such printing to be at the Company’s expense).

3.2           The Fund’s prospectus shall state that the statement of additional information for the Fund is available from the Sponsor (or in the Fund’s discretion, the prospectus shall state that the statement of additional information is available from the Fund) and the Sponsor (or the Fund), at its expense, shall print and provide such statement free of charge to the Company and to any owner of a Variable Insurance Product or prospective owner who requests such statement.

3.3           The Fund, at its own expense, shall provide the Company with copies of its reports to shareholders, other communications to shareholders, and, if required by applicable law, proxy material, in such quantity as the Company shall reasonably require for distributing to Variable Insurance Product owners. The Fund shall provide to the Company the prospectuses and annual reports referenced in this Agreement within fifteen (15) days prior to the Company’s obligation to mail, and the Company agrees to provide the Fund with advance notice of such date. If the documents are not delivered to the Company within ten (10) days of the Company’s obligation to mail, the Fund shall reimburse the Company for any extraordinary out-of-pocket costs (including, but not limited to, overtime for printing and mailing).

ARTICLE IV.  Sales Material and Information

4.1           The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund, its Advisers or the Sponsor is named, at least ten Business Days prior to its use. The Company may use such material in fewer than ten Business Days if it receives the written consent of the Fund or its designee. No such material shall be used if the Fund or its designee reasonably objects to such use within ten Business Days after receipt of such material.  In connection with the identification of the Portfolios in any such material, the use of the Sponsor’s name or identification of the Portfolios shall be given no greater prominence than any other mutual fund or portfolio selection offered in a Variable Insurance Product.

4.2           The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Variable Insurance Products other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Sponsor, except with the permission of the Fund or the Sponsor or the designee of either.

4.3           The Fund, Sponsor, Distributor or their designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or an Account is named at least ten Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material.

4.4           The Fund, the Distributor and the Sponsor shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Variable Insurance Products other than the information or representations contained in a prospectus for the Variable Insurance Products, as such prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for

6

distribution to Variable Insurance Product owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

4.5           The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, prior to or contemporaneously with the filing of each document with the SEC or other regulatory authorities.

4.6           The Company will provide to the Fund at least one complete copy of all prospectuses, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemption, requests for no-action letters, and all amendments to any of the above, that relate to the Variable Insurance Products or each Account, prior to or contemporaneously with the filing of such document with the SEC or other regulatory authorities.

4.7           The Company and the Fund shall also each promptly inform the other of the results of any examination by the SEC (or other regulatory authorities) that relates to the Variable Insurance Products, the Fund or its shares, and the party that was the subject of the examination shall provide the other party with a copy of relevant portions of any “deficiency letter” or other correspondence or written report regarding any such examination.

4.8           The Fund and the Sponsor will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Portfolio, and of any material change in the Fund’s registration statement, particularly any change resulting in a change to the prospectus for any Account. The Fund and the Sponsor will cooperate with the Company so as to enable the Company to solicit voting instructions from owners of Variable Insurance Products, to the extent a solicitation is required by applicable law, or to make changes to its prospectus in an orderly manner.

4.9           For purposes of this Article IV, the phrase “sales literature and other promotional material” includes, but is not limited to, sales literature (i.e., any written communication distributed or made generally available to customers, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published articles), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and prospectuses, shareholder reports, and proxy materials.

4.10         CERTAIN TRANSACTIONS AND RESTRICTIONS.

(a)           The Company agrees that it will provide, not later than five Business Days after receipt of a written request by the Sponsor on behalf of the Fund, the Taxpayer Identification Number of any or all Variable Insurance Product owner(s) and the amount, date, name of investment professional associated with the Variable Insurance Product owner (if any), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange transaction by such Variable Insurance Product owner(s) in an Account investing in the Fund through an account maintained by the Company during the specific period covered by the request.  Unless required by applicable law, rule or regulation, the Sponsor and the Fund agree not to use the information received under this Section for marketing or any other purpose not related to (A) limiting or reducing abusive trading in shares issued by the Fund or (B) collecting purchase or redemption fees (if any).

(b)           The Company agrees that it will execute written instructions from the Sponsor on behalf of the Fund, including instructions to restrict or prohibit purchases or exchanges of Fund shares in specific accounts or by or on behalf of specific Variable Insurance Product owners identified by the Fund

7

as having engaged in transactions in Fund shares that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding securities issued by the Fund.  Any such instructions by the Sponsor shall include the Taxpayer Identification Number or equivalent identifying number of the Variable Insurance Product owner(s) to which the instructions relate and the specific restriction(s) to be executed.  The Company agrees that it will execute any such instructions as soon as reasonably practicable, but not later than five Business Days after receipt of the instructions by the Company.  The parties acknowledge that the Company’s ability to execute the Sponsor’s instructions may be limited by certain contractual obligations contained in the Variable Insurance Products, certain rights contained in the Variable Insurance Product prospectuses, and/or applicable state insurance laws and regulations.  If pursuant to any such limitation, the Company reasonably believes that it is prevented from complying with a request from the Sponsor to restrict or prohibit trading, the Company will notify the Sponsor within three days of receiving such request and will work cooperatively with the Sponsor to determine whether other actions may be taken by the Company in order to protect Fund shareholders from dilution of the value of outstanding securities issued by the Fund.

ARTICLE V.  Fees and Expenses

5.1           The Fund and Sponsor shall pay no fee or other compensation to the Company under this Agreement. Nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Fund and or to the Accounts.

5.2           All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the fees and expenses for the cost of registration and qualification of the Fund’s shares, preparation and filing of the Fund’s prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, all taxes on the issuance or transfer of the Fund’s shares.

5.3           The Fund shall bear the expenses of printing, and the Company shall bear the expenses of distributing, the Fund’s prospectus to owners of Variable Insurance Products issued by the Company. The Company shall bear the expenses of distributing the Fund’s proxy materials (to the extent such proxy solicitation is required by law) and reports to owners of Variable Insurance Products.

ARTICLE VI.  Diversification

6.1           The Fund will at all times invest money from the Variable Insurance Products in such a manner as to ensure that the Variable Insurance Products will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund and the Sponsor represent and warrant that each Portfolio of the Fund will meet the diversification requirements of Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for endowment or life insurance contracts and any amendments or other modifications to such Section or Regulations, as if those requirements applied directly to each such Portfolio. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify, each Portfolio of the Fund so as to achieve compliance within the grace period afforded by Regulation 817-5.

8

6.2           The Fund and the Sponsor represent that each Portfolio will elect to be qualified as a Regulated Investment Company under Subchapter M of the Code and they will maintain such qualification (under Subchapter M or any successor or similar provision).

ARTICLE VII.  Indemnification

7.1           Indemnification by the Company

(a)           The Company agrees to indemnify and hold harmless the Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act, the Sponsor and the Distributor (collectively, the “Indemnified Parties” for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund’s shares or the Variable Insurance Products and:

(i)            arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Variable Insurance Products or contained in the contract or policy or sales literature for the Variable Insurance Products (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the registration statement or prospectus for the Variable Insurance Products or in the contract or policy sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Insurance Products or the Fund shares; or

(ii)           arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or unlawful conduct of the Company or persons under its control, with respect to the sale or distribution of the Variable Insurance Products or Fund shares; or

(iii)          arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Fund (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

(iv)          result from any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

(v)           arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any material breach of this Agreement by the Company;

as limited by and in accordance with the provisions of Section 7.1(b) and 7.1(c) hereof.

9

(b)           The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Fund, whichever is applicable.

(c)           The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on a designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such a party of the Company’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

(d)           The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Variable Insurance Products or the operation of the Fund.

7.2           Indemnification by the Sponsor

(a)           The Sponsor agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933Act (collectively, the “Indemnified Parties” for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sponsor) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund’s shares or the Variable Insurance Products and:

(i)            arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Sponsor or Fund by or on behalf of the Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Variable Insurance Products or Fund shares; or

10

(ii)           arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Insurance Products not supplied by the Sponsor or persons under its control) or unlawful conduct of the Fund, the Advisers or persons under their control, with respect to the sale or distribution of the Variable Insurance Products or Fund shares; or

(iii)          arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus or sales literature covering the Variable Insurance Products (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

(iv)          result from any failure by the Sponsor or the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement); or

(v)           arise out of or result from any material breach of any representation and/or warranty made by the Sponsor or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Sponsor or the Fund;

as limited by and in accordance with the provisions of Sections 7.2(b) and 7.2(c) hereof.

(b)           The Sponsor shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Company or the Accounts, whichever is applicable.

(c)           The Sponsor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Sponsor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of any such service on any designated agent), but failure to notify the Sponsor of any such claim shall not relieve the Sponsor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.  In any case any such action is brought against the Indemnified Parties, the Sponsor will be entitled to participate, at its own expense, in the defense thereof.  The Sponsor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action.  After notice from the Sponsor to such party of the Sponsor’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Sponsor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by each party independently in connection with the defense thereof other than reasonable costs of investigation.

(d)           The Company agrees promptly to notify the Sponsor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Variable Insurance Products or the operation of each Account.

11

7.3           Indemnification by the Fund

(a)           The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims damages, liabilities or expenses (or action in respect thereof) or settlements resulting from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

(i)            arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement); or

(ii)           arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 7.3(b) and 7.3(c) hereof.

(b)           The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Sponsor or each Account, whichever is applicable.

(c)           The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.  In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof.  The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action.  After notice from the Fund to such party or the Fund’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party independently in connection with the defense thereof other than reasonable costs of litigation.

(d)           The Company and the Sponsor agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Variable Insurance Products, with respect to the operation of an Account, or the sale or acquisition of shares of the Fund.

12

7.4           Indemnification by the Distributor

(a)           The Distributor agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.4) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sponsor) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund’s shares or the Variable Insurance Products and:

(i)            arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or the Fund by or on behalf of the Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Variable Insurance Products or Fund shares; or

(ii)           arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Insurance Products not supplied by the Distributor or persons under its control) or unlawful conduct of the Fund, the Advisers or persons under their control, with respect to the sale or distribution of the Variable Insurance Products or Fund shares; or

(iii)          arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus or sales literature covering the Variable Insurance Products (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

(iv)          result from any failure by the Distributor or the Fund to provide the services and furnish the materials under the terms of this Agreement; or

(v)           arise out of or result from any material breach of any representation and/or warranty made by the Distributor or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor of the Fund;

as limited by and in accordance with the provisions of Sections 7.4(b) and 7.4(c) hereof.

(b)           The Distributor shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Company or the Accounts, whichever is applicable.

13

(c)           The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of any such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.  In any case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at its own expense, in the defense thereof.  The Sponsor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action.  After notice from the Distributor to such party of the Distributor’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by each party independently in connection with the defense thereof other than reasonable costs of investigation.

(d)           The Company agrees promptly to notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Variable Insurance Products or the operation of each account.

ARTICLE VIII.  Applicable Law

8.1           This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York.

8.2           This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant, and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE IX.  Termination

9.1           This Agreement shall continue in full force and effect until the first to occur of

(a)           termination by any party for any reason by sixty (60) days’ advance written notice delivered to the other parties; or

(b)           termination by the Company by written notice to the Fund and the Sponsor with respect to any Portfolio based upon the Company’s determination that shares of such Portfolio are not reasonably available to meet the requirements of the Variable Insurance Products; or

(c)           termination by the Company by written notice to the Fund and the Sponsor with respect to any Portfolio in the event any of the Portfolio’s shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Variable Insurance Products issued or to be issued by the Company; or

(d)           termination by the Company by written notice to the Fund and the Sponsor with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify (in the event of such termination, the

14

Company shall withdraw all assets allocable to the separate accounts from the Portfolio and shall reinvest such assets in a different investment medium, including, but not limited to, another Portfolio of the Fund); or

(e)           termination by the Company by written notice to the Fund and the Sponsor with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements as specified in Article VI hereof (in the event of such termination, the Company shall withdraw all assets allocable to the separate accounts from the Portfolio and shall reinvest such assets in a different investment medium, including, but not limited to, another Portfolio of the Fund); or

(f)            termination by the Fund, the Sponsor, or the Distributor by written notice to the Company, if any of the Fund, the Sponsor, or the Distributor shall determine, in its sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, or financial condition since the date of this Agreement or is the subject of material adverse publicity; or

(g)           termination by the Company by written notice to the Fund and the Sponsor, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund, the Sponsor, or the Distributor has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity.

9.2           Notwithstanding any termination of this Agreement, the Fund and the Sponsor shall, at the option of the Company, continue to make available shares of the Fund pursuant to the terms and conditions of this Agreement, for all Variable Insurance Products in effect on the effective date of termination of this Agreement (hereinafter referred to as “Existing Contracts”).  Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts.

9.3           The Company shall not redeem Fund shares attributable to the Variable Insurance Products (as opposed to Fund shares attributable to the Company’s assets held in the Accounts) except (a) as necessary to implement Variable Insurance Products owner initiated or approved transactions, or (b) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a “Legally Required Redemption”).  Upon request, the Company will promptly furnish to the Fund and the Sponsor the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Sponsor) to the effect that any redemption pursuant to clause (b) above is a Legally Required Redemption.  Furthermore, except in cases where permitted under the terms of the Variable Insurance Products, the Company shall not prevent owners of Variable Insurance Products from allocating payments to a Portfolio that was otherwise available under the Variable Insurance Products without first giving the Fund or the Sponsor 90 days’ notice of its intention to do so.

ARTICLE X.  Notices

Any notice shall be sufficiently given when sent by registered or certified mail, overnight courier or facsimile to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:	Vanguard Variable Insurance Fund
P.O. Box 2600
Valley Forge, PA 19482

15

Attn: Heidi Stam

If to the Sponsor:		The Vanguard Group, Inc.
P.O. Box 2600
Valley Forge, PA 19482
Attn: Heidi Stam

If to the Distributor:		Vanguard Marketing Corporation
P.O. Box 2600
Valley Forge, PA 19482
Attn: Heidi Stam

If to the Company:		First Symetra National Life Insurance Company of New York
777 108th Ave NE
Suite 1200
Bellevue, WA 98004
	Attn:	Jacqueline M. Veneziani
w/ copy to the General Counsel

ARTICLE XI.  Miscellaneous

11.1         It is understood and stipulated that neither the shareholders of any Portfolio nor the officers or trustees of the Fund shall be personally liable hereunder.

11.2         Subject to the requirements of the legal process and regulatory authority, the Fund, the Sponsor and the Distributor shall treat as confidential the names and addresses of the owners of the Variable Insurance Products and all information reasonably identified as confidential in writing by the Company and, except as permitted by this Agreement, shall not (unless it has obtained the express written consent of the Company) disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain.

11.3         The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.4         This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

11.5         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.6         Each party hereto shall cooperate with each party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

11.7         The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

11.8         This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

16

11.9         Upon the Fund’s written request, the Company shall furnish, or cause to be furnished, to the Fund or its designee copies of the following reports:

(a)           the Company’s Annual Financial Statement on Statutory Basis as soon as practical and in any event within 90 days after the end of each fiscal year; and

(b)           any registration statement, prospectus or other materials distributed in connection with the sale of the Variable Insurance Products to the extent such registration statement, prospectus or other materials reference the Fund.

11.10       This Agreement, including any Schedule hereto, may be amended or modified only by written instrument, executed by duly authorized officers of the parties.

17

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

VANGUARD VARIABLE INSURANCE FUND

By:

Name:

Title:

THE VANGUARD GROUP, INC.

By:

Name:

Title:

VANGUARD MARKETING CORPORATION

By:

Name:

Title:

FIRST SYMETRA NATIONAL LIFE
INSURANCE COMPANY OF NEW YORK

By:

Name:	Scott Bartholomaus
Title:	Vice President

18

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

The following Separate Accounts and Associated Contracts of First Symetra National Life Insurance Company of New York are permitted in accordance with the provisions of this Agreement to invest in Portfolios of the Fund shown in Schedule B:

Name of Separate Account	Contracts Funded by Separate Account

First Symetra Separate Account S	First Symetra Focus Variable Annuity

19

SCHEDULE B

PORTFOLIOS

The following Portfolios of Vanguard Variable Insurance Fund shall be made available as investments underlying the Variable Insurance Products, subject to the limitations set forth in Section 2.13(c) hereof:

Total Bond Market Index Portfolio

High-Yield Bond Portfolio

Balanced Portfolio

Mid-Cap Index Portfolio

REIT Index Portfolio

International Portfolio

Total Stock Market Index Portfolio

20

SCHEDULE C

LARGE TRANSACTION AMOUNTS

Portfolio	Large Transaction Amount

Total Bond Market Index Portfolio	$200,000
High-Yield Bond Portfolio	500,000
Balanced Portfolio	1,000,000
Mid-Cap Index Portfolio	100,000
REIT Index Portfolio	100,000
International Portfolio	1,000,000
Total Stock Market Index Portfolio	500,000

21

FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into this 15h day of March, 2007 (the “Agreement”) by and among First Symetra National Life Insurance Company of New York, organized under the laws of the State of New York (the “Company”), on behalf of itself and each separate account of the Company named in Schedule A of this Agreement, as may be amended from time to time (each account referred to as the “Account” and collectively as the “Accounts”); Financial Investors Variable Insurance Trust, an open-end management investment company organized under the laws of the State of Delaware (the “Fund”); ALPS Advisers, Inc., a corporation organized under the laws of the State of Colorado and investment adviser to the Fund (the “Adviser”); and ALPS Distributors, Inc., a corporation organized under the laws of the State of Colorado and principal underwriter/distributor of the Fund (the “Distributor”).

WHEREAS, the Fund engages in business as an open-end management investment company and was established for the purpose of serving as the investment vehicle for separate accounts established for variable life insurance contracts and variable annuity contracts to be offered by insurance companies which have entered into participation agreements substantially similar to this Agreement (the “Participating Insurance Companies”); and

WHEREAS, beneficial interests in the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (the “Portfolios”); and

WHEREAS, the Company, as depositor, has established the Accounts to serve as investment vehicles for certain variable annuity contracts and variable life insurance policies and funding agreements offered by the Company set forth on Schedule A (the “Contracts”); and

WHEREAS, the Accounts are duly organized, validly existing segregated asset accounts, established by resolutions of the Board of Directors of the Company under the insurance laws of the State of New York, to set aside and invest assets attributable to the Contracts; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares of the Portfolios named in Schedule B, as such schedule may be amended from time to time (the “Designated Portfolios”) on behalf of the Accounts to fund the Contracts;

1

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, the Adviser and the Distributor agree as follows:

ARTICLE I – SALE OF FUND SHARES

1.1                               The Fund agrees to sell to the Company those shares of the Designated Portfolios which each Account orders, executing such orders on a daily basis at the net asset value (and with no sales charges) next computed after receipt and acceptance by the Fund or its designee of the order for the shares of the Fund.  In accordance with Rule 22c-1 of the Investment Company Act of 1940 (“1940 Act”) and for purposes of this Section 1.1, the Company will be the designee of the Fund for receipt of such orders from each Account and receipt by such designee will constitute receipt by the Fund; provided that the Fund receives notice of such order by 11:00 a.m. Eastern Time on the next business day.  “Business Day” will mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission (the “Commission”).  The Fund may net the notice of redemptions it receives from the Company under Section 1.3 of this Agreement against the notice of purchases it receives from the Company under this Section 1.1.

1.2                               The Company will pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with Section 1.1.  Payment will be made in federal funds transmitted by wire.  Upon receipt by the Fund of the payment, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.

1.3                               The Fund agrees to redeem for cash, upon the Company’s request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its agent of the request for redemption.  For purposes of this Section 1.3, the Company will be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee will constitute receipt by the Fund; provided the Fund receives notice of such requests for redemption by 11:00 a.m. Eastern Time on the next following Business Day.  Payment will be made in federal funds transmitted by wire to the Company’s account as designated by the Company in writing from time to time, on the same Business Day the Fund receives notice of the redemption order from the Company.  After consulting with the Company, the Fund reserves the right to delay payment of redemption proceeds, but in no event may such payment be delayed longer than the period permitted under Section 22(e) of the 1940 Act.  The Fund will not bear any responsibility whatsoever for the proper disbursement or crediting of redemption proceeds; the Company alone will be responsible for such action.  If notification of redemption is

2

received after 11:00 Eastern Time, payment for redeemed shares will be made on the next following Business Day.  The Fund may net the notice of purchases it receives from the Company under Section 1.1 of this Agreement against the notice of redemptions it receives from the Company under this Section 1.3.

1.4                               The Fund agrees to make shares of the Designated Portfolios available continuously for purchase at the applicable net asset value per share by the Company and its separate accounts on those days on which the Fund calculates its Designated Portfolio net asset value pursuant to rules of the Commission; provided, however, that the Board of Trustees of the Fund (the “Fund Board”) may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Fund Board, acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

1.5                               The Fund agrees that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts, qualified pension and retirement plans or such other persons as are permitted under Section 817(h)(4) of the Internal Revenue Code of 1986, as amended, (the “Code”), and regulations promulgated thereunder, the sale to which will not impair the tax treatment currently afforded the Contracts.  No shares of any Portfolio will be sold directly to the general public.

1.6                               The Company agrees to purchase and redeem the shares of the Designated Portfolios offered by the then current prospectus of the Fund in accordance with the provisions of such prospectus.

1.7                               Issuance and transfer of the Fund’s shares will be by book entry only.  Stock certificates will not be issued to the Company or to any Account.  Purchase and redemption orders for Fund shares will be recorded in an appropriate title for each Account or the appropriate sub-account of each Account.

1.8                               The Fund will furnish same day notice (by facsimile) to the Company of the declaration of any income, dividends or capital gain distributions payable on each Designated Portfolio’s shares.  The Company hereby elects to receive all such dividends and distributions as are payable on the Portfolio shares in the form of additional shares of that Portfolio at the ex-dividend date net asset values.  The Company reserves the right to revoke this election and to receive all such dividends and distributions in cash.  The Fund will notify the Company of the number of shares so issued as payment of such dividends and distributions.

1.9                               The Fund will make the net asset value per share for each Designated Portfolio available to the Company via electronic means on a daily basis as soon as reasonably practical after the net asset value per share is calculated and will use its best efforts to make such net asset value per share available by 7:00 p.m., Eastern Time, each business day.  If the Fund provides the Company materially incorrect net

3

asset value per share information (as determined under SEC guidelines), the Company shall be entitled to an adjustment to the number of shares purchased or redeemed to reflect the correct net asset value per share.  Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported to the Company upon discovery by the Fund.

1.10                         The Fund acknowledges and agrees that Company may designate a third-party contractor acceptable to the Fund for the performance of the trading and settlement functions described in Article I herein, but no such designation will relieve Company of its obligations under the Agreement.

ARTICLE II – REPRESENTATIONS AND WARRANTIES

2.1                               The Company represents and warrants that the Contracts are or will be registered under the Securities Act of 1933 (the “1933 Act”), or are exempt from registration thereunder, and that the Contracts will be issued and sold in compliance with all applicable federal and state laws.  The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account as a separate account under the General Statutes of New York and that each Account is or will be registered as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, or is exempt from registration thereunder, and that it will maintain such registration for so long as any Contracts are outstanding, as applicable.  The Company will amend the registration statement under the 1933 Act for the Contracts and the registration statement under the 1940 Act for the Account from time to time as required in order to effect the continuous offering of the Contracts or as may otherwise be required by applicable law.  The Company will register and qualify the Contracts for sale in accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company.

2.2                               The Company represents that the Contracts are currently and at the time of issuance will be treated as annuity contracts and/or life insurance policies (as applicable) under applicable provisions of the Code, and further represents that it will make every effort to maintain such treatment and that it will notify the Fund and the Adviser immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2.3                               The Company represents and warrants that it will not purchase shares of the Designated Portfolio(s) with assets derived from tax-qualified retirement plans except, indirectly, through Contracts purchased in connection with such plans.

2.4                               The Company represents that it shall act as a limited agent of the Fund for the limited purpose  of processing orders relating to Contract transactions and such order will be processed in accordance with

4

Section 22(c) and Rule 22c-1 under the 1940 Act on each Business Day and receipt by the Company shall constitute receipt by the Fund; provided that Fund receives notice of such orders by 11:00 a.m. Eastern Time on the next Business Day or such later time as computed in accordance with Section 1.  The Company further represents and warrants that it will not submit any order for shares or engage in any practice, nor will it allow any person acting on its behalf to submit any orders for shares or engage in any practice, that would violate or cause a violation of applicable law or regulation including, without limitation Section 22 of the 1940 Act and the rules thereunder.

2.5                               The Fund represents and warrants that shares of the Designated Portfolio(s) sold pursuant to this Agreement will be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Fund is and will remain registered as an open-end management investment company under the 1940 Act for as long as such shares of the Designated Portfolio(s) are sold.  The Fund will amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.  The Fund will register and qualify the shares of the Designated Portfolio(s) for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund.

2.6                               The Fund represents that it will use its best efforts to comply with any applicable state insurance laws or regulations as they may apply to the investment objectives, policies and restrictions of the Portfolios, as they may apply to the Fund, to the extent specifically requested in writing by the Company.  If the Fund cannot comply with such state insurance laws or regulations, it will so notify the Company in writing.  The Fund makes no other representation as to whether any aspect of its operations (including, but not limited to, fees and expenses, and investment policies) complies with the insurance laws or regulations of any state.  The Company represents that it will use its best efforts to notify the Fund of any restrictions imposed by state insurance laws that may become applicable to the Fund as a result of the Accounts’ investments therein.  The Fund and the Adviser agree that they will furnish the information required by state insurance laws to assist the Company in obtaining the authority needed to issue the Contracts in various states.

2.7                               The Fund represents that the trustees of its Fund Board, a majority of whom are not “interested” persons of the Fund, have approved of the Fund’s Class II Rule 12b-1 Plan to finance distribution expenses and that any changes to the Fund’s Class II Rule 12b-1 Plans will be approved by a similarly constituted board of trustees.

2.8                               The Fund represents that it is lawfully organized and validly existing under the laws of the State of Delaware and that it does and will comply in all material respects with applicable provisions of the 1940 Act.

5

2.9                               The Fund represents and warrants that all of its trustees, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time.  The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.10                         The Adviser represents and warrants that it is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and will remain duly registered under all applicable federal and state securities laws and that it will perform its obligations for the Fund in accordance in all material respects with the laws of the State of Delaware and any applicable state and federal securities laws.

2.11                         The Distributor represents and warrants that it is registered as a broker-dealer under the Securities and Exchange Act of 1934, as amended (the “1934 Act”) and will remain duly registered under all applicable federal and state securities laws, and is a member in good standing of the National Association of Securities Dealers, Inc. (“NASD”) and serves as principal underwriter/distributor of the Fund and that it will perform its obligations for the Fund in accordance in all material respects with the laws of the State of Colorado and any applicable state and federal securities laws.

ARTICLE III – FUND COMPLIANCE

3.1                               The Fund and the Adviser acknowledge that any failure (whether intentional or in good faith or otherwise) to comply with the requirements of Subchapter M of the Code or the diversification requirements of Section 817(h) of the Code may result in the Contracts not being treated as variable contracts for federal income tax purposes, which would have adverse tax consequences for Contract owners and could also adversely affect the Company’s corporate tax liability. The Fund and the Adviser further acknowledge that any such failure may result in costs and expenses being incurred by the Company in obtaining whatever regulatory authorizations are required to substitute shares of another investment company for those of the failed Fund, as well as fees and expenses of legal counsel and other advisors to the Company and any federal income taxes, interest or tax penalties incurred by the Company in connection with any such failure.

3.2                               The Fund represents and warrants that it is currently qualified as a Regulated Investment Company under Subchapter M of the Code, and that it will maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

6

3.3                               The Fund represents that it will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder; including, but not limited to, that the Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, as amended from time to time, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, and with Section 817(d) of the Code, relating to the definition of a variable contract, and any amendments or other modifications to such Section or Regulation.  The Fund will notify the Company immediately upon having a reasonable basis for believing that the Fund or a Portfolio thereunder has ceased to comply with the diversification requirements or that the Fund or Portfolio might not comply with the diversification requirements in the future.  In the event of a breach of this representation by the Fund, it will take all reasonable steps to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Treasury Regulation 1.817-5.

3.4                               The Adviser agrees to provide the Company with a certificate or statement indicating compliance by each Portfolio of the Fund with Section 817(h) of the Code, such certificate or statement to be sent to the Company no later than thirty (30) days following the end of each calendar quarter.

ARTICLE IV – PROSPECTUS AND PROXY STATEMENTS/VOTING

4.1                               The Fund will provide the Company with as many copies of the current Fund prospectus and any supplements thereto for the Designated Portfolio(s) as the Company may reasonably request for distribution, at the Fund’s expense, to Contract owners at the time of Contract fulfillment and confirmation.  To the extent that the Designated Portfolio(s) are one or more of several Portfolios of the Fund, the Fund shall bear the cost of providing the Company only with disclosure related to the Designated Portfolio(s).  The Fund will provide, at the Fund’s expense, as many copies of said prospectus as necessary for distribution, at the Fund’s expense, to existing Contract owners.  The Fund will provide the copies of said prospectus to the Company or to its mailing agent.  The Company will distribute the prospectus to existing Contract owners and will bill the Fund for the reasonable cost of such distribution.  If requested by the Company, in lieu thereof, the Fund will provide such documentation, including a final copy of a current prospectus set in type at the Fund’s expense, and other assistance as is reasonably necessary in order for the Company at least annually (or more frequently if the Fund prospectus is amended more frequently) to have the new prospectus for the Contracts and the Fund’s new prospectus printed together, in which case the Fund agrees to pay its proportionate share of reasonable expenses directly related to the required disclosure of information concerning the Fund.  The Fund will, upon request, provide the Company with a copy of the Fund’s

7

prospectus through electronic means to facilitate the Company’s efforts to provide Fund prospectuses via electronic delivery, in which case the Fund agrees to pay its proportionate share of reasonable expenses related to the required disclosure of information concerning the Fund.

4.2                               The Fund’s prospectus will state that the Statement of Additional Information (the “SAI”) for the Fund is available from the Company.  The Fund will provide the Company, at the Fund’s expense, with as many copies of the SAI and any supplements thereto as the Company may reasonably request for distribution, at the Fund’s expense, to prospective Contract owners and applicants.  To the extent that the Designated Portfolio(s) are one or more of several Portfolios of the Fund, the Fund shall bear the cost of providing the Company only with disclosure related to the Designated Portfolio(s).  The Fund will provide, at the Fund’s expense, as many copies of said SAI as necessary for distribution, at the Fund’s expense, to any existing Contract owner who requests such statement or whenever state or federal law requires that such statement be provided.  The Fund will provide the copies of said SAI to the Company or to its mailing agent.  The Company will distribute the SAI as requested or required and will bill the Fund for the reasonable cost of such distribution.

4.3                               The Fund, at its expense, will provide the Company or its mailing agent with copies of its proxy material, if any, reports to shareholders/Contract owners and other permissible communications to shareholders/Contract owners in such quantity as the Company will reasonably require.  The Fund, at its expense, will provide for the tabulation, printing, and mailing costs of such proxy materials to Contract owners.  The Company will distribute this proxy material, reports and other communications to existing Contract owners and will bill the Fund for the reasonable cost of such distribution.

4.4                               If and to the extent required by law, the Company will:

(a)                                  solicit voting instructions from Contract owners;

(b)                                 vote the shares of the Designated Portfolios held in the Account in accordance with instructions received from Contract owners; and

(c)                                  vote shares of the Designated Portfolios held in the Account for which no timely instructions have been received, in the same proportion as shares of such Designated Portfolio for which instructions have been received from the Company’s Contract owners, so long as and to the extent that the Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable Contract owners.  The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law.  The Company will be responsible for assuring that the Accounts participating in the Fund calculate voting privileges in a manner consistent with all legal requirements, including the Proxy Voting Procedures set forth in Schedule C and the Mixed and Shared Funding Exemptive Order, as described in Section 7.1.

8

4.5                               The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular, the Fund either will provide for annual meetings (except insofar as the Commission may interpret Section 16 of the 1940 Act not to require such meetings) or, as the Fund currently intends, to comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of the 1940 Act) as well as with Section 16(a) and, if and when applicable, Section 16(b).  Further, the Fund will act in accordance with the Commission’s interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE V – SALES MATERIAL AND INFORMATION

5.1                               The Company will furnish, or will cause to be furnished, to the Fund or the Adviser, each piece of sales literature or other promotional material in which the Fund or the Adviser is named, at least ten (10) Business Days prior to its use.  No such material will be used if the Distributor, on behalf of the Fund, reasonably objects to such use within five (5) Business Days after receipt of such material.

5.2                               The Company will not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus or SAI for Fund shares, as such registration statement, prospectus and SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in published reports for the Fund which are in the public domain or approved by the Distributor or the Adviser for distribution, or in sales literature or other material provided by the Distributor, except with permission of the Fund or the Adviser.  The Fund and the Adviser agree to respond to any request for approval on a prompt and timely basis.

5.3                               The Distributor or the Adviser will furnish, or will cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or its separate account is named, at least ten (10) Business Days prior to its use.  No such material will be used if the Company reasonably objects to such use within five (5) Business Days after receipt of such material.

5.4                               The Fund, Distributor and the Adviser will not give any information or make any representations or statements on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement, prospectus or SAI for the Contracts, as such registration statement, prospectus and SAI may be amended or supplemented from time to time, or in published reports for each Account or the Contracts which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other material

9

provided by the Company, except with permission of the Company.  The Company agrees to respond to any request for approval on a prompt and timely basis.

5.5                               The Distributor will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, within a reasonable time after the filing of each such document with the Commission or the NASD.

5.6                               Upon the written request of the Distributor, the Company will provide to the Distributor at least one complete copy of all definitive prospectuses, definitive SAI, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account, contemporaneously with the filing of each such document with the Commission or the NASD (except that with respect to post-effective amendments to such prospectuses and SAIs and sales literature and promotional material, only those prospectuses and SAIs and sales literature and promotional material that relate to or refer to the Fund will be provided).  In addition, upon the written request of the Fund, the Company will provide to the Fund at least one complete copy of (i) a registration statement that relates to the Contracts or each Account, containing representative and relevant disclosure concerning the Fund; and (ii) any post-effective amendments to any registration statements relating to the Contracts or such Account that refer to or relate to the Fund.

5.7                               For purposes of this Article V, the phrase “sales literature or other promotional material” includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (i.e., on-line networks such as the Internet or other electronic messages)), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, SAIs, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

5.8                               The Fund, the Adviser and the Distributor hereby consent to the Company’s use of the names of the Fund, Adviser and/or the Distributor as well as the names of the Portfolios set forth in Schedule B of this Agreement, in connection with marketing the Contracts, subject to the terms of Sections 5.1 of this

10

Agreement.  The Company acknowledges and agrees that Adviser and Distributor and/or their affiliates own all right, title and interest in and to the name and covenants not, at any time, to challenge the rights of Adviser and Distributor and/or their affiliates to such name or design, or the validity or distinctiveness thereof.  The Fund, the Adviser and the Distributor hereby consent to the use of any trademark, trade name, service mark or logo used by the Fund, the Adviser and the Distributor, subject to the Fund’s, the Adviser’s and/or the Distributor’s approval of such use and in accordance with reasonable requirements of the 1940 Act, the Adviser or the Distributor.  Such consent will terminate with the termination of this Agreement except to the extent necessary with respect to Existing Contracts, as defined in Section 10.3 and provided for in Section 10.4.  Adviser or Distributor may withdraw this consent as to any particular use of any such name or identifying marks at any time (i) upon Adviser’s or Distributor’s reasonable determination that such use would have a material adverse effect on the reputation or marketing efforts of the Adviser, the Distributor or the Fund or (ii) if no investment company, or series or class of shares of any investment company advised by Adviser or distributed by Distributor continues to be offered through variable insurance contracts issued by the Company; provided however, that Adviser or Distributor may, in either’s individual discretion, continue to use materials prepared or printed prior to the withdrawal of such authorization.  The Company agrees and acknowledges that all use of any designation comprised in whole or in part of the name, trademark, trade name, service mark and logo under this Agreement shall inure to the benefit of the Fund, Adviser and/or the Distributor.

5.9                               The Fund, the Adviser, the Distributor and the Company agree to adopt and implement procedures reasonably designed to ensure that information concerning the Company, the Fund, the Adviser or the Distributor, respectively, and their respective affiliated companies, that is intended for use only by investment professionals selling the Contracts is properly marked as not for use with the general public and that such information is only so used.

ARTICLES VI – FEES, COSTS AND EXPENSES

6.1                               The Fund will pay no fee or other compensation to the Company under this Agreement except (1) for Class I and Class II shares of the Fund, the Adviser may make payments to the Company or any distributor for the Contracts in an amount agreed to between the Adviser and the Company and as set forth under Schedule D and (2) for Class II shares only, the Distributor may, on behalf of the Fund, make payments as set forth in Schedule D to the Company out of the Fund’s own assets pursuant to Rule 12b-1 under the 1940 Act in recognition of the distribution related activities provided by the Company on behalf of the Fund to Contract owners who allocate assets to the Class II Portfolios, and/or

11

in recognition of the economies provided to the Fund as a result of accounting and recordkeeping services provided to Contract owners by the Company utilizing an omnibus relationship.

6.2                               All expenses incident to performance by the Fund of this Agreement will be paid by the Fund to the extent permitted by law.  All shares of the Designated Portfolios will be duly authorized for issuance and registered in accordance with applicable federal law and, to the extent deemed advisable by the Fund, in accordance with applicable state law, prior to sale.  The Fund will bear the expenses for the cost of registration and qualification of the Fund’s shares, including without limitation, the preparation of and filing all applicable forms with the SEC; and payment of all applicable registration or filing fees with respect to shares of the Fund; preparation and filing of the Fund’s prospectus, SAI and registration statement, proxy materials and reports; typesetting the Fund’s prospectus; typesetting and printing proxy materials and reports to Contract owners (including the costs of printing a Fund prospectus that constitutes an annual report); the preparation of all statements and notices required by any federal or state law; all taxes on the issuance or transfer of the Fund’s shares; any expenses permitted to be paid or assumed by the Fund pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act; and other costs associated with preparation of prospectuses and SAIs for the Designated Portfolios in electronic or typeset format, as well as any distribution expenses as set forth in Article IV of this Agreement.

6.3                               Except as otherwise provided in this Agreement, each party shall bear all expenses incidental to the performance of its obligations under this Agreement.

ARTICLE VII – MIXED & SHARED FUNDING RELIEF

7.1                               The Fund represents and warrants that it has applied for an order from the Commission granting Participating Insurance Companies and variable annuity separate accounts and variable life insurance separate accounts relief from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity separate accounts and variable life insurance separate accounts of both affiliated and unaffiliated Participating Insurance Companies and qualified pension and retirement plans outside of the separate account context (the “Mixed and Shared Funding Exemptive Order”).  The parties to this Agreement agree that the conditions or undertakings specified in the Mixed and Shared Funding Exemptive Order, when granted, and that may be imposed on the Company, the Fund and/or the Adviser by virtue of the receipt of such order by the Commission, will be incorporated herein by reference, and such parties agree to comply with such conditions and undertakings to the extent applicable to each such party.

12

ARTICLE VIII – INDEMNIFICATION

8.1           Indemnification by the Company

(a)                                  The Company agrees to indemnify and hold harmless the Fund, the Adviser, the Distributor, and each person, if any, who controls or is associated with the Fund, the Adviser, or the Distributor within the meaning of such terms under the federal securities laws and any director, trustee, officer, employee or agent of the foregoing (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or actions in respect thereof (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

(1)                                  arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus or SAI for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated or necessary to make such statements not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify will not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund, the Adviser, or the Distributor for use in the registration statement, prospectus or SAI for the Contracts or in the Contracts or sales literature (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(2)                                  arise out of or as a result of statements or representations by or on behalf of the Company (other than statements or representations contained in the Fund registration statement, prospectus, SAI or sales literature or other promotional material of the Fund, or any amendment or supplement to the foregoing, not supplied by the Company or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

13

(3)                                  arise out of untrue statement or alleged untrue statement of a material fact contained in the Fund registration statement, prospectus, SAI or sales literature or other promotional material of the Fund (or any amendment or supplement to the foregoing) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make such statements not misleading in light of the circumstances in which they were made, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company or persons under its control; or

(4)                                  arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

(5)                                  arise out of any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement; except to the extent provided in Sections 8.1(b) and 8.4 hereof.  This indemnification will be in addition to any liability that the Company otherwise may have.

(b)                                 No party will be entitled to indemnification under Section 8.1(a) if such loss, claim, damage, liability or action is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party’s duties under this Agreement, or by reason of such party’s reckless disregard of its obligations or duties under this Agreement.

(c)                                  The Indemnified Parties promptly will notify the Company of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

8.2           Indemnification by the Adviser & Distributor

(a)                                  The Adviser and Distributor agree to indemnify and hold harmless the Company and each person, if any, who controls or is associated with the Company within the meaning of such terms under the federal securities laws and any director, officer, employee or agent of the foregoing (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser and Distributor) or actions in respect thereof (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

14

(1)                                  arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or SAI for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated or necessary to make such statements not misleading in light of the circumstances in which they were made; provided that this agreement to indemnify will not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser or the Fund by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(2)                                  arise out of or as a result of statements or representations (other than statements or representations contained in the Contracts or in the Contract or Fund registration statements, prospectuses or statements of additional information or sales literature or other promotional material for the Contracts or of the Fund, or any amendment or supplement to the foregoing, not supplied by the Adviser, the Distributor, or the Fund or persons under the control of the Adviser, the Distributor, or the Fund respectively) or wrongful conduct of the Adviser, the Distributor, or the Fund or persons under the control of the Adviser, the Distributor, or the Fund respectively, with respect to the sale or distribution of the Contracts or Fund shares; or

(3)                                  arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature or other promotional material covering the Contracts (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated or necessary to make such statement or statements not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Adviser, the Distributor, or the Fund, or persons under any of their control; or

(4)                                  arise as a result of any failure by the Fund, the Distributor, or the Adviser to provide the services and furnish the materials under the terms of this Agreement; or

15

(5)                                  arise out of or result from any material breach of any representation and/or warranty made by the Adviser, the Distributor, or the Fund in this Agreement, or arise out of or result from any other material breach of this Agreement by the Adviser, the Distributor, or the Fund (including a failure, whether intentional or in good faith or otherwise, to comply with the requirements of Subchapter M of the Code specified in Article III, Section 3.2 of this Agreement and the diversification requirements specified in Article III, Section 3.3 of this Agreement, as described more fully in Section 8.5 below); except to the extent provided in Sections 8.2(b) and 8.4 hereof.  This indemnification will be in addition to any liability that the Adviser or Distributor otherwise may have.

(b)                                 No party will be entitled to indemnification under Section 8.2(a) if such loss, claim, damage, liability or action is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party’s duties under this Agreement, or by reason of such party’s reckless disregard or its obligations or duties under this Agreement.

(c)                                  The Indemnified Parties will promptly notify the Adviser, the Fund, and the Distributor of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Contracts or the operation of the Account.

8.3           Indemnification by the Fund

(a)                                  The Fund agrees to indemnify and hold harmless the Company and each person, if any, who controls or is associated with the Company within the meaning of such terms under the federal securities laws and any director, officer, employee or agent of the foregoing (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or action in respect thereof (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements, are related to the operations of the Fund and:

(1)                                  arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement; or

(2)                                  arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund (including a failure, whether intentional or in

16

good faith or otherwise, to comply with the requirements of Subchapter M of the Code specified in Article III, Section 3.2 of this Agreement and the diversification requirements specified in Article III, Section 3.3 of this Agreement as described more fully in Section 8.5 below); or

(3)                                  arise out of or result from the incorrect or untimely calculation or reporting of daily net asset value per share or dividend or capital gain distribution rate; except to the extent provided in Sections 8.3(b) and 8.4 hereof. This indemnification will be in addition to any liability that the Fund otherwise may have.

(b)                                 No party will be entitled to indemnification under Section 8.3(a) if such loss, claim, damage, liability or action is due to the willful misfeasance, bad faith, or gross negligence in the performance of such party’s duties under this Agreement, or by reason of such party’s reckless disregard of its obligations and duties under this Agreement.

(c)                                  The Indemnified Parties will promptly notify the Fund of the commencement of any litigation, proceedings, complaints or actions by regulatory authorities against them in connection with the issuance or sale of the Contracts or the operation of the Account.

8.4           Indemnification Procedure

Any person obligated to provide indemnification under this Article VIII (“Indemnifying Party” for the purpose of this Section 8.4) will not be liable under the indemnification provisions of this Article VIII with respect to any claim made against a party entitled to indemnification under this Article VIII (“Indemnified Party” for the purpose of this Section 8.4) unless such Indemnified Party will have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim upon such Indemnified Party (or after such party will have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim will not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VIII, except to the extent that the failure to notify results in the failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of failure to give such notice.  In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof.  The Indemnifying Party also will be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action.  After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party’s election to assume the defense thereof, the Indemnified Party will bear the fees and expenses of any additional counsel retained by it, and the Indemnifying Party will not be liable to

17

such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless: (a) the Indemnifying Party and the Indemnified Party will have mutually agreed to the retention of such counsel; or (b) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  The Indemnifying Party will not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.  A successor by law of the parties to this Agreement will be entitled to the benefits of the indemnification contained in this Article VIII.  The indemnification provisions contained in this Article VIII will survive any termination of this Agreement.

8.5           Indemnification for Failure to Comply with Diversification Requirements

The Fund and the Adviser acknowledge that any failure (whether intentional or in good faith or otherwise) to comply with the diversification requirements specified in Article III, Section 3.3 of this Agreement may result in the Contracts not being treated as variable contracts for federal income tax purposes, which would have adverse tax consequences for Contract owners and could also adversely affect the Company’s corporate tax liability.  Accordingly, without in any way limiting the effect of Sections 8.2(a) and 8.3(a) hereof and without in any way limiting or restricting any other remedies available to the Company, the Fund, the Adviser and the Distributor will pay on a joint and several basis all costs associated with or arising out of any failure, or any anticipated or reasonably foreseeable failure, of the Fund or any Portfolio to comply with Section 3.3 of this Agreement, including all costs associated with correcting or responding to any such failure; such costs may include, but are not limited to, the costs involved in creating, organizing, and registering a new investment company as a funding medium for the Contracts and/or the costs of obtaining whatever regulatory authorizations are required to substitute shares of another investment company for those of the failed Fund or Portfolio (including but not limited to an order pursuant to Section 26(b) of the 1940 Act); fees and expenses of legal counsel and other advisors to the Company and any federal income taxes or tax penalties (or “toll charges” or exactments or amounts paid in settlement) incurred by the Company in connection with any such failure or anticipated or reasonably foreseeable failure.  Such indemnification and reimbursement obligation shall be in addition to any other indemnification and reimbursement obligations of the Fund, the Adviser and/or the Distributor under this Agreement.

18

ARTICLE IX – APPLICABLE LAW

9.1                                 This Agreement will be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Colorado.

9.2                                 This Agreement will be subject to the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Commission may grant (including, but not limited to, the Mixed and Shared Funding Exemptive Order) and the terms hereof will be interpreted and construed in accordance therewith.

ARTICLE X – TERMINATION

10.1         This Agreement will terminate:

(a)                                  at the option of any party, with or without cause, with respect to one, some or all of the Portfolios, upon six (6) month’s advance written notice to the other parties or, if later, upon receipt of any required exemptive relief or orders from the SEC, unless otherwise agreed in a separate written agreement among the parties; or

(b)                                 at the option of the Company, upon written notice to the other parties, with respect to any Portfolio if shares of the Portfolio are not reasonably available to meet the requirements of the Contracts as determined in good faith by the Company; or

(c)                                  at the option of the Company, upon written notice to the other parties, with respect to any Portfolio in the event any of the Portfolio’s shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by Company; or

(d)                                 at the option of the Fund, upon written notice to the other parties, upon institution of formal proceedings against the Company by the NASD, the Commission, the Insurance Commission of any state or any other regulatory body regarding the Company’s duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Account, or the purchase of the Fund shares, provided that the Fund determines in its sole judgment, exercised in good faith, that any such proceeding would have a material adverse effect on the Company’s ability to perform its obligations under this Agreement; or

(e)                                  at the option of the Company, upon written notice to the other parties, upon institution of formal proceedings against the Fund, the Distributor, or the Adviser by the NASD, the

19

Commission or any state securities or insurance department or any other regulatory body, provided that the Company determines in its sole judgment, exercised in good faith, that any such proceeding would have a material adverse effect on the Fund’s, the Distributor’s, or the Adviser’s ability to perform its obligations under this Agreement; or

(f)                                    at the option of the Company, upon written notice to the other parties, if the Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Code, or under any successor or similar provision, or if the Company reasonably and in good faith believes that the Fund may fail to so qualify; or

(g)                                 at the option of the Company, upon written notice to the other parties, with respect to any Portfolio if the Fund fails to meet the diversification requirements specified in Section 3.3 hereof or if the Company reasonably and in good faith believes the Fund may fail to meet such requirements; or

(h)                                 at the option of any party to this Agreement, upon written notice to the other parties, upon another party’s material breach of any provision of this Agreement; or

(i)                                     at the option of the Company, if the Company determines in its sole judgment exercised in good faith that either the Fund or the Adviser has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company, such termination to be effective sixty (60) days’ after receipt by the other parties of written notice of the election to terminate; or

(j)                                     at the option of the Fund or the Adviser, if the Fund or Adviser respectively, determines in its sole judgment exercised in good faith that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Fund or the Adviser, such termination to be effective sixty (60) days’ after receipt by the other parties of written notice of the election to terminate; or

(k)                                  at the option of the Company or the Fund upon receipt of any necessary regulatory approvals and/or the vote of the Contract owners having an interest in the Account (or any sub-account) to substitute the shares of another investment company for the corresponding Portfolio’s shares of the Fund in accordance with the terms of the Contracts for which those Portfolio shares had been selected to serve as the underlying portfolio.  The Company will give sixty (60) days’ prior written notice to the Fund of the date of any proposed vote or other action taken to replace the Fund’s shares or of the filing of any required regulatory approval(s); or

20

(1)                                  at the option of the Company or the Fund upon a determination by a majority of the Fund Board, or a majority of the disinterested Fund Board members, that an irreconcilable material conflict exists among the interests of:  (1) all Contract owners of variable insurance products of all separate accounts; or (2) the interests of the Participating Insurance Companies investing in the Fund as set forth in Article VII of this Agreement; or

(m)                               at the option of the Fund in the event any of the Contracts are not issued or sold in accordance with applicable federal and/or state law.  Termination will be effective immediately upon such occurrence without notice.

10.2         Notice Requirement

(a)                                  No termination of this Agreement, except a termination under Section 10.1 (m) of this Agreement, will be effective unless and until the party terminating this Agreement gives prior written notice to all other parties of its intent to terminate, which notice will set forth the basis for the termination.

(b)                                 In the event that any termination of this Agreement is based upon the provisions of Article VII, such prior written notice will be given in advance of the effective date of termination as required by such provisions.

10.3                           Effect of Termination

Notwithstanding any termination of this Agreement, the Fund, the Adviser and the Distributor will, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as “Existing Contracts”).  Specifically, without limitation, the owners of the Existing Contracts will be permitted to reallocate investments in the Designated Portfolios (as in effect on such date), redeem investments in the Designated Portfolios and/or invest in the Designated Portfolios upon the making of additional purchase payments under the Existing Contracts.  The parties agree that this Section 10.3 will not apply to any terminations under Article VII and the effect of such Article VII terminations will be governed by Article VII of this Agreement.

10.4                           Surviving Provisions

Notwithstanding any termination of this Agreement, each party’s obligations under Article VIII to indemnify other parties will survive and not be affected by any termination of this Agreement.  In addition, with respect to Existing Contracts, all provisions of this Agreement also will survive and not be affected by any termination of this Agreement.

21

ARTICLE XI – NOTICES

Any notice will be deemed duly given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other parties.

If to the Company:

First Symetra National Life Insurance Company of New York

777 108th Avenue NE, Suite 1200

Bellevue, WA  98004-5135

Attn:  Jacqueline M. Veneziani

w/ copy to the General Counsel

If to the Fund:

Financial Investors Variable Insurance Trust

1625 Broadway, Suite 2200

Denver, Colorado  80202

Attn:  President

If to the Adviser:

ALPS Advisers, Inc.

1625 Broadway, Suite 2200

Denver, Colorado  80202

Attn:  General Counsel

If to the Distributor:

ALPS Distributors, Inc.

1625 Broadway, Suite 2200

Denver, Colorado  80202

Attn:  General Counsel

ARTICLE XII – MISCELLANEOUS

12.1                           All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund.

12.2                           Each party herein represents that it is either a financial institution subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”) and the Bank Secrecy Act (collectively, the “AML Acts”) or it shall perform under this Agreement and sell the Contracts as if it were subject to the AML Acts, which require among other things, that financial institutions adopt compliance programs to guard against money laundering, and it is covered by a program that complies with the AML Acts and applicable anti-money laundering (“AML”) rules of self regulatory organizations, such as NASD Rule 3011, in all

22

relevant respects.  Company agrees to cooperate with Distributor to satisfy Distributor’s due diligence policies, which may include annual AML compliance certifications, periodic AML due diligence reviews and/or other requests deemed necessary to ensure Company’s compliance with the AML regulations.

12.3                           In addition, the parties hereto agree that any Nonpublic Personal Information, as the term is defined in SEC Regulation S-P (“Reg S-P”), that may be disclosed by a party hereunder is disclosed for the specific purpose of permitting the other party to perform the services set forth in this Agreement.  Each party agrees that, with respect to such information, it will comply with Reg S-P and any other applicable regulations and that it will not disclose any Nonpublic Personal Information received in connection with this Agreement or any other party, except to the extent required to carry out the services set forth in this Agreement or as otherwise permitted by law.

12.4                           The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.5                           This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

12.6                           If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement will not be affected thereby.

12.7                           This Agreement will not be assigned by any party hereto without the prior written consent of all the parties.

12.8                           The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal law.

12.9                           The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect.

12.10                     Each party to this Agreement will cooperate with each other party and all appropriate governmental authorities (including without limitation the Commission, the NASD and state insurance regulators) and will permit each other and such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

12.11                     Each party represents that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or board action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

23

12.12                     The parties to this Agreement may amend the schedules to this Agreement in writing from time to time to reflect changes in or relating to the Contracts, the Accounts or the Portfolios of the Fund or other applicable terms of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

FIRST SYMETRA NATIONAL LIFE
INSURANCE COMPANY OF NEW YORK

By:
Name:	Scott Bartholomaus
Title:	Vice President

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

By:
Name:
Title:

ALPS ADVISERS, INC.

By:
Name:
Title:

ALPS DISTRIBUTORS, INC.

By:
Name:
Title:

24

PARTICIPATION AGREEMENT

SCHEDULE A

The following Separate Accounts and Associated Contracts of First Symetra National Life Insurance Company of New York are permitted in accordance with the provisions of this Agreement to invest in Portfolios of the Fund shown in Schedule B:

Contracts Funded by Separate Account	Name of Separate Account

First Symetra Focus Variable Annuity	First Symetra Separate Account S

25

PARTICIPATION AGREEMENT

SCHEDULE B

The Separate Account shown on Schedule A may invest in the following Portfolios of the Fund.

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

•                  Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class I

•                  Ibbotson Balanced ETF Asset Allocation Portfolio – Class I

•                  Ibbotson Conservative ETF Asset Allocation Portfolio – Class I

•                  Ibbotson Growth ETF Asset Allocation Portfolio – Class I

•                  Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class I

26

PARTICIPATION AGREEMENT

SCHEDULE C

PROXY VOTING PROCEDURES

The following is a list of procedures and corresponding responsibilities for the handling of proxies and voting instructions relating to the Fund.  The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term “Fund” shall also include the department or third party, if any, assigned by the Fund to perform the steps delineated below.

1.               The proxy proposals are given to the Company by the Fund as early as possible before the date set by the Fund for the shareholder meeting to enable the Company to consider and prepare for the solicitation of voting instructions from owners of the Contracts and to facilitate the establishment of tabulation procedures.  At this time the Fund will inform the Company of the Record, Mailing and Meeting dates.  This will be done in writing approximately two months before the shareholder meeting.

2.               Promptly after the Record Date, the Company will perform a “tape run”, or other activity, which will generate the names, addresses and number of units which are attributed to each contract owner/policyholder (the “Customer”) as of the Record Date.  Allowance should be made for account adjustments made after this date that could affect the status of the Customers’ accounts as of the Record Date.

Note: The number of proxy statements is determined by the activities described in this Step #2.  The Company will use its best efforts to call in the number of Customers to the Fund , as soon as possible, but no later than two weeks after the Record Date.

3.               The Fund’s Annual Report must be sent to each Customer by the Company either before or together with the Customers’ receipt of voting, instruction solicitation material.  The Fund will provide the last Annual Report.

4.               The text and format for the Voting Instruction Cards (“Cards” or “Card”) is provided to the Company by the Fund.  The Company, at its expense, shall produce and personalize the Voting Instruction Cards.  The Fund or its affiliate must approve the Card before it is printed.  Allow approximately 2-4 business days for printing information on the Cards.  Information commonly found on the Cards includes:

•                                          name (legal name as found on account registration)

•                                          address

•                                          Fund or account number

•                                          coding to state number of units

•                                          individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund).

(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

27

5.               During this time, the Fund will develop, produce and pay for the Notice of Proxy and the Proxy Statement (one document).  Contents of envelope sent to Customers by the Fund will include:

•                                          Voting Instruction Card(s)

•                                          one proxy notice and statement (one document)

•                                          return envelope (postage pre-paid by Fund) addressed to the Fund or its tabulation agent

•                                          “urge buckslip” - optional, but recommended.  (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their votes are important.)

•                                          cover letter - optional, supplied by Company and reviewed and approved in advance by the Fund

6.               A sample of the above should be received by the Company approximately 3-5 business days before mail date.  Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness.  Copy of this approval sent to the Fund.

7.               Package mailed by the Fund.

8.               Collection and tabulation of Cards begins.  Tabulation usually takes place in another department or another vendor depending on process used.

9.               Signatures on Card checked against legal name on account registration which was printed on the Card.

Note:  For Example, if the account registration is under “John A. Smith, Trustee,” then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

10.  If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter and a new Card and return envelope.  The mutilated or illegible Card is disregarded and considered to be NOT RECEIVED for purposes of vote tabulation.  Any Cards that have been “kicked out” (e.g. mutilated, illegible) of the procedure are “hand verified,” i.e., examined as to why they did not complete the system.  Any questions on those Cards are usually remedied individually.

11.  There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation.  The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated.  If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur.  This may entail a recount.

12.  The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the Fund receives the tabulations stated in terms of a percentage and the number of SHARES.)  The Fund must review and approve tabulation format.

13.  Final tabulation in shares is verbally approved by the Company to the Fund on the morning of the meeting not later than 10:00 a.m. Eastern time.  The Fund may request an earlier deadline if reasonable and if required to calculate the vote in time for the meeting.

14.  A Certification of Mailing and Authorization to Vote Shares will be required from the Fund as well as an original copy of the final vote. The Fund will provide a standard form for each Certification.

15.  The Fund will be required to box and archive the Cards received from the Customers.

28

PARTICIPATION AGREEMENT

SCHEDULE D

In consideration of the services performed pursuant to this Agreement and as set forth below, the following fee/payment schedule shall apply:

Name of Portfolio	Share Class	12b-1 Trails

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	Class I	None

Ibbotson Growth ETF Asset Allocation Portfolio	Class I	None

Ibbotson Balanced ETF Asset Allocation Portfolio	Class I	None

Ibbotson Income and Growth ETF Asset Allocation Portfolio	Class I	None

Ibbotson Conservative ETF Asset Allocation Portfolio	Class I	None

In accordance with each Fund’s then current prospectus, all fees, if any, shall be paid based on the average daily net asset value of outstanding shares held by shareholders receiving services described in the Agreement. Such payments shall be computed and paid quarterly. The determination of average daily net assets shall be made at the close of each Business Day.  Any additional compensation paid will be based on the following break-point schedule:

Total Assets in all Funds From	Total Assets in All Funds To	Revenue Sharing Will be Paid at a Rate of
$0.00	$249,999,999.99	0.125%
$250,000,000.00	$999,999,999.99	0.15%
$1,000,000,000.00	$2,249,999,999.99	0.175%
$2,500,000,000.00	above	0.20%

29